EXHIBIT 99.2






                               SECOND QUARTER 2007

--------------------------------------------------------------------------------
                    Supplemental Operating and Financial Data
--------------------------------------------------------------------------------


                   Camden Manor Park - Raleigh, North Carolina
                               484 Apartment Homes
              Completed Lease-Up July 2007, Currently 95% Occupied

                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                            Page
Press Release Text                                                             3
Financial Highlights                                                           6
Operating Results                                                              7
Funds from Operations                                                          8
Balance Sheets                                                                 9
Portfolio Statistics                                                          10
Components of Property Net Operating Income                                   11
"Same Property" Second Quarter Comparisons                                    12
"Same Property" Sequential Quarter Comparisons                                13
"Same Property" Year to Date Comparisons                                      14
Joint Venture Operations                                                      15
Current Development Pipeline                                                  16
Joint Venture Development Pipeline                                            17
Future Development Pipeline & Land Held for Sale                              18
Redevelopment Summary                                                         19
Notes Receivable Summary                                                      20
Acquisitions & Dispositions                                                   21
Debt Analysis                                                                 22
Debt Covenant Analysis                                                        23
Capitalized Expenditures & Maintenance Expense                                24
Non-GAAP Financial Measures - Definitions & Reconciliations                   25
Other Data                                                                    27
Community Table                                                               28

Camden Property Trust Announces Second Quarter 2007 Operating Results

    HOUSTON--(BUSINESS WIRE)--Aug. 2, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the second quarter of 2007 totaled $0.92 per diluted share or $57.8 million, as compared to $0.89 per diluted share or $53.4 million for the same period in 2006. FFO for the six months ended June 30, 2007 totaled $1.81 per diluted share or $113.7 million, as compared to $1.77 per diluted share or $105.2 million for the same period in 2006.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $42.6 million or $0.71 per diluted share for the second quarter of 2007, as compared to $34.6 million or $0.61 per diluted share for the same period in 2006. EPS for the three months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of discontinued operations, as compared to a $0.43 per diluted share impact from gain on sale of properties and discontinued operations for the same period in 2006.

    For the six months ended June 30, 2007, net income totaled $55.6 million or $0.93 per diluted share, as compared to $76.0 million or $1.36 per diluted share for the same period in 2006. EPS for the six months ended June 30, 2007 included a $0.52 per diluted share impact from gain on sale of discontinued operations. EPS for the six months ended June 30, 2006 included a $0.96 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 42,089 apartment homes included in consolidated same-property results, second quarter 2007 same-property net operating income ("NOI") growth was 5.9% compared to the second quarter of 2006, with revenues increasing 5.1% and expenses increasing 3.6%. On a sequential basis, second quarter 2007 same-property NOI increased 2.1% compared to first quarter 2007, with revenues increasing 1.6% and expenses increasing 0.6% compared to the prior quarter. On a year-to-date basis, 2007 same-property NOI increased 5.8%, with revenue growth of 5.1% and expense growth of 4.0% compared to the same period in 2006. Same-property physical occupancy levels for the combined portfolio averaged 94.8% during the second quarter of 2007, compared to 94.4% in the first quarter of 2007 and 95.7% in the second quarter of 2006.

    The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the second quarter, lease-up was completed at Camden Clearbrook in Frederick, MD, a $46.0 million project that is currently 96% occupied and stabilized. As of June 30, 2007, Camden had four completed apartment communities in lease-up: Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 90% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 90% leased; Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 75% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 63% leased.

    The Company's current development pipeline under construction includes seven wholly-owned communities comprising 2,254 apartment homes with a total budgeted cost of $449.0 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes with a total budgeted cost of $367.9 million.

    The Company's future development pipeline currently consists of 19 potential developments comprising 6,124 apartment homes and a total estimated cost of $1.5 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Acquisition/Disposition Activity

    During the second quarter, the Company acquired Camden South
Congress, a 253-home apartment community in Austin, TX for $42.8 million and Camden Royal Palms, a 352-home apartment community in Brandon, FL for $41.1 million.

    Camden disposed of three operating communities during the quarter which had been classified as held for sale: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO. Gross sales proceeds from these three communities totaled $49.9 million.

    Properties and Land Held for Sale

    During the second quarter, Camden classified nine operating communities consisting of 2,515 apartment homes as held for sale:
Camden Glen, a 304-home apartment community in Greensboro, NC; Camden Wendover, a 216-home apartment community in Greensboro, NC; Camden Eastchase, a 220-home apartment community in Charlotte, NC; Camden Timber Creek, a 352-home apartment community in Charlotte, NC; Camden Ridge, a 208-home apartment community in Fort Worth, TX; Camden Terrace, a 340-home apartment community in Fort Worth, TX; Camden Ridgeview, a 167-home apartment community in Austin, TX; Camden Isles, a 484-home apartment community in Tampa, FL; and Camden Pinnacle, a 224-home apartment community in Denver, CO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end. No land sales are currently expected to close during 2007.

    Stock Repurchase

    During the quarter, Camden repurchased 459,000 common shares at an average price per share of $67.76, for a total of $31.1 million. Subsequent to quarter-end, the Company repurchased an additional 283,865 common shares at an average price per share of $66.56 for a total of $18.9 million. Camden currently has $200 million remaining under its stock repurchase program.

    Earnings Guidance

    Camden has updated earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. The Company reduced the top end of its guidance range for 2007 FFO by $0.20 per diluted share, reflecting current expectations that no land sales will occur during the remainder of 2007 ($0.16 per diluted share impact) and that 2007 same-property NOI will be slightly lower than originally projected ($0.04 per diluted share impact). Full-year 2007 FFO is now expected to be between $3.60 and $3.70 per diluted share, and full-year 2007 EPS is expected to be between $1.40 and $1.50 per diluted share. Third quarter 2007 earnings guidance is $0.89 to $0.93 per diluted share for FFO and $0.22 and $0.26 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 6.5%, revenue growth between 5.0% and 5.5% and expense growth between 3.5% and 4.0%. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, August 3, 2007 at 10:00 a.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or (201) 689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Second Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 186 properties containing 64,191 apartment homes across the United States. Upon completion of 12 properties under development, the Company's portfolio will increase to 67,973 apartment homes in 198 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.




CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------


(Unaudited)                    Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
OPERATING DATA                   2007      2006      2007      2006
------------------------------ ------------------- -------------------
Property revenues
Rental revenues                $135,343  $131,740  $268,495  $260,837
Other property revenues          16,218    12,905    30,872    24,959
                               ------------------- -------------------
   Total property revenues      151,561   144,645   299,367   285,796

Property expenses
Property operating and
 maintenance                     38,926    38,165    77,556    74,835
Real estate taxes                17,127    15,732    33,186    31,580
                               ------------------- -------------------
   Total property expenses       56,053    53,897   110,742   106,415

Non-property income
Fee and asset management          2,420     3,120     4,806     5,597
Interest and other income         1,810     3,611     3,372     4,364
Income on deferred
 compensation plans               4,835     2,331     7,141     2,381
                               ------------------- -------------------
   Total non-property income      9,065     9,062    15,319    12,342

Other expenses
Property management               4,800     4,966     9,528     9,192
Fee and asset management            811     3,238     2,431     4,604
General and administrative        7,912     8,036    15,966    15,450
Interest                         29,279    31,259    57,069    62,174
Depreciation and amortization    39,311    39,645    78,388    75,108
Amortization of deferred
 financing costs                    906       909     1,819     1,950
Expense on deferred
 compensation plans               4,835     2,331     7,141     2,381
                               ------------------- -------------------
   Total other expenses          87,854    90,384   172,342   170,859
                               ------------------- -------------------

Income from continuing
 operations before gain on
 sale of properties, equity in
 income of joint ventures,
 minority interests and income
 taxes                           16,719     9,426    31,602    20,864
Gain on sale of properties,
 including land                       -       810         -     1,309
Equity in income of joint
 ventures                           484       569     1,219     2,886
Minority interests
  Distributions on perpetual
   preferred units               (1,750)   (1,750)   (3,500)   (3,500)
  Income allocated to common
   units and other minority
   interests                     (1,343)     (959)   (2,130)   (2,074)
                               ------------------- -------------------
Income from continuing
 operations before income
 taxes                           14,110     8,096    27,191    19,485
  Income tax expense               (316)        -    (1,037)        -
  Income tax expense on sale
   of depreciable operating
   properties                         -         -    (1,184)        -
                               ------------------- -------------------
Income from continuing
 operations                      13,794     8,096    24,970    19,485
  Income from discontinued
   operations                     2,341     3,057     4,472     6,680
  Gain on sale of discontinued
   operations                    30,976    23,652    30,976    51,044
  Income from discontinued
   operations allocated to
   common units                  (4,519)     (223)   (4,789)   (1,184)
                               ------------------- -------------------
Net income                     $ 42,592  $ 34,582  $ 55,629  $ 76,025
                               =================== ===================

PER SHARE DATA
------------------------------
  Net income - basic           $   0.72  $   0.62  $   0.95  $   1.38
  Net income - diluted             0.71      0.61      0.93      1.36
  Income from continuing
   operations - basic              0.23      0.15      0.43      0.35
  Income from continuing
   operations - diluted            0.23      0.14      0.42      0.35

Weighted average number of
 common and common equivalent
 shares outstanding:
     Basic                       58,894    55,506    58,854    54,901
     Diluted                     59,929    56,683    59,961    56,083

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)              186       186       186       186
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                           64,191    63,737    64,191    63,737
  Total operating apartment
   homes (weighted average)      53,424    56,533    53,260    56,855
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            50,221    51,327    49,937    51,130



(a) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------



(Unaudited)                    Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
FUNDS FROM OPERATIONS            2007      2006      2007      2006
------------------------------ ------------------- -------------------

  Net income                   $ 42,592  $ 34,582  $ 55,629  $ 76,025
  Real estate depreciation and
   amortization from
   continuing operations         38,618    38,982    76,980    73,791
  Real estate depreciation
   from discontinued
   operations                       786     1,597     2,030     3,533
  Adjustments for
   unconsolidated joint
   ventures                       1,225       764     2,311     1,545
  Income from continuing
   operations allocated to
   common units                   1,048       907     1,784     1,971
  Income from discontinued
   operations allocated to
   common units                   4,519       223     4,789     1,184
  Income tax expense on sale
   of depreciable operating
   properties                         -         -     1,184         -
  (Gain) on sale of
   discontinued operations      (30,976)  (23,652)  (30,976)  (51,044)
  (Gain) on sale of joint
   venture properties                 -         -         -    (1,763)
                               ------------------- -------------------
     Funds from operations -
      diluted                  $ 57,812  $ 53,403  $113,731  $105,242
                               =================== ===================

PER SHARE DATA
------------------------------
  Funds from operations -
   diluted                     $   0.92  $   0.89  $   1.81  $   1.77
  Cash distributions               0.69      0.66      1.38      1.32

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted               62,914    60,083    62,967    59,539

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (a)              186       186       186       186
  Total operating apartment
   homes in operating
   properties (end of period)
   (a)                           64,191    63,737    64,191    63,737
  Total operating apartment
   homes (weighted average)      53,424    56,533    53,260    56,855
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)            50,221    51,327    49,937    51,130



(a) Includes joint ventures and properties held for sale.



Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




 CAMDEN                                                 BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------


                 (Unaudited)                    Jun 30,     Mar 31,
                                                 2007        2007
                                              ------------------------
 ASSETS
 Real estate assets, at cost
   Land                                       $  713,084  $  703,850
   Buildings and improvements                  4,144,075   4,108,955
                                              ------------------------
                                               4,857,159   4,812,805
   Accumulated depreciation                     (788,318)   (799,624)
                                              ------------------------
     Net operating real estate assets          4,068,841   4,013,181
   Properties under development, including
    land                                         454,617     410,002
   Investments in joint ventures                  12,722       8,321
   Properties held for sale, including land       72,577      32,879
                                              ------------------------
     Total real estate assets                  4,608,757   4,464,383
 Accounts receivable - affiliates                 35,341      34,854
 Notes receivable
   Affiliates                                     45,560      43,507
   Other                                          11,565      11,565
 Other assets, net (a)                           136,524     118,329
 Cash and cash equivalents                         3,058       1,470
 Restricted cash                                  20,053       5,772
                                              ------------------------
     Total assets                             $4,860,858  $4,679,880
                                              ========================



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities
   Notes payable
     Unsecured                                $2,065,175  $1,897,865
     Secured                                     566,001     568,731
 Accounts payable and accrued expenses           128,892     110,486
 Accrued real estate taxes                        29,785      16,036
 Other liabilities (b)                           115,547     110,684
 Distributions payable                            44,982      45,137
                                              ------------------------
     Total liabilities                         2,950,382   2,748,939

 Commitments and contingencies

 Minority interests
   Perpetual preferred units                      97,925      97,925
   Common units                                  105,353     102,217
   Other minority interests                       10,916      10,335
                                              ------------------------
     Total minority interests                    214,194     210,477

 Shareholders' equity
   Common shares of beneficial interest              654         654
   Additional paid-in capital                  2,204,525   2,199,713
   Distributions in excess of net income        (241,711)   (243,786)
   Employee notes receivable                      (1,976)     (2,025)
   Treasury shares, at cost                     (265,210)   (234,092)
                                              ------------------------
     Total shareholders' equity                1,696,282   1,720,464
                                              ------------------------
     Total liabilities and shareholders'
      equity                                  $4,860,858  $4,679,880
                                              ========================



 (a) includes:
     net deferred charges of:                 $   11,565  $    9,724
     value of in place leases of:             $    1,091  $       61

 (b) includes:
     deferred revenues of:                    $    2,937  $    3,321
     above/below market leases of:            $       43  $        8
     distributions in excess of investments
      in joint ventures of:                   $   19,549  $   18,805


            (Unaudited)              Dec 31,     Sep 30,     Jun 30,
                                      2006        2006        2006
                                   -----------------------------------
 ASSETS
 Real estate assets, at cost
   Land                            $  693,312  $  683,645  $  697,690
   Buildings and improvements       4,036,286   3,988,031   4,074,737
                                   -----------------------------------
                                    4,729,598   4,671,676   4,772,427
   Accumulated depreciation          (762,011)   (725,790)   (786,208)
                                   -----------------------------------
     Net operating real estate
      assets                        3,967,587   3,945,886   3,986,219
   Properties under development,
    including land                    369,861     351,246     427,500
   Investments in joint ventures        9,245       8,266       8,270
   Properties held for sale,
    including land                     32,763      45,074      55,562
                                   -----------------------------------
     Total real estate assets       4,379,456   4,350,472   4,477,551
 Accounts receivable - affiliates      34,170      33,624      33,408
 Notes receivable
   Affiliates                          41,478      31,037      23,327
   Other                                3,855       3,855       9,211
 Other assets, net (a)                121,336     112,801     111,636
 Cash and cash equivalents              1,034       8,061      49,700
 Restricted cash                        4,721       5,541       5,194
                                   -----------------------------------
     Total assets                  $4,586,050  $4,545,391  $4,710,027
                                   ===================================



 LIABILITIES AND SHAREHOLDERS'
  EQUITY
 Liabilities
   Notes payable
     Unsecured                     $1,759,498  $1,693,106  $1,940,693
     Secured                          571,478     587,347     620,592
 Accounts payable and accrued
  expenses                            124,834     120,566     117,301
 Accrued real estate taxes             23,306      41,165      31,280
 Other liabilities (b)                105,999     101,332      99,460
 Distributions payable                 43,068      43,056      43,031
                                   -----------------------------------
     Total liabilities              2,628,183   2,586,572   2,852,357

 Commitments and contingencies

 Minority interests
   Perpetual preferred units           97,925      97,925      97,925
   Common units                       115,280     116,776     106,217
   Other minority interests            10,306      10,002      10,555
                                   -----------------------------------
     Total minority interests         223,511     224,703     214,697

 Shareholders' equity
   Common shares of beneficial
    interest                              650         650         649
   Additional paid-in capital       2,183,622   2,176,170   2,172,616
   Distributions in excess of net
    income                           (213,665)   (206,442)   (293,386)
   Employee notes receivable           (2,036)     (2,047)     (2,035)
   Treasury shares, at cost          (234,215)   (234,215)   (234,871)
                                   -----------------------------------
     Total shareholders' equity     1,734,356   1,734,116   1,642,973
                                   -----------------------------------
     Total liabilities and
      shareholders' equity         $4,586,050  $4,545,391  $4,710,027
                                   ===================================



 (a) includes:
     net deferred charges of:      $   10,295  $   11,155  $   13,120
     value of in place leases of:  $      242  $      452  $      431

 (b) includes:
     deferred revenues of:         $    3,875  $    5,256  $    4,408
     above/below market leases of: $       32  $       80  $       13
     distributions in excess of
      investments in joint
      ventures of:                 $   18,350  $   18,044  $   12,701


CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------


(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
-----------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Real estate depreciation and
 amortization from
 continuing operations         38,618    38,982      76,980    73,791
Real estate depreciation
 from discontinued
 operations                       786     1,597       2,030     3,533
Adjustments for
 unconsolidated joint
 ventures                       1,225       764       2,311     1,545
Income from continuing
 operations allocated to
 common units                   1,048       907       1,784     1,971
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
(Gain) on sale of
 discontinued operations      (30,976)  (23,652)    (30,976)  (51,044)
(Gain) on sale of joint
 venture properties                 -         -           -    (1,763)
                             -------------------   -------------------
   Funds from operations -
    diluted                  $ 57,812  $ 53,403    $113,731  $105,242
                             ===================   ===================

Weighted average number of
 common and common
 equivalent shares
 outstanding:
   EPS diluted                 59,929    56,683      59,961    56,083
   FFO diluted                 62,914    60,083      62,967    59,539

 Net income per common share
  - diluted                  $   0.71  $   0.61    $   0.93  $   1.36
 FFO per common share -
  diluted                    $   0.92  $   0.89    $   1.81  $   1.77


Expected FFO
-------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                       3Q07 Range        2007 Range
                                       Low    High       Low    High
                                     ---------------   ---------------

Expected net income per share -
 diluted                             $ 0.22  $ 0.26    $ 1.40  $ 1.50
Expected difference between EPS and
 fully diluted FFO shares             (0.01)  (0.01)    (0.07)  (0.07)
Expected real estate depreciation      0.64    0.64      2.52    2.52
Expected adjustments for
 unconsolidated joint ventures         0.02    0.02      0.07    0.07
Expected income allocated to common
 units                                 0.02    0.02      0.15    0.15
Expected (gain) on sale of
 properties held in joint ventures     0.00    0.00      0.00    0.00
Expected (gain) on sale of
 properties and properties held for
 sale                                  0.00    0.00     (0.47)  (0.47)
                                     ---------------   ---------------
Expected FFO per share - diluted     $ 0.89  $ 0.93    $ 3.60  $ 3.70

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.



Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Fee and asset management       (2,420)   (3,120)     (4,806)   (5,597)
Interest and other income      (1,810)   (3,611)     (3,372)   (4,364)
Income on deferred
 compensation plans            (4,835)   (2,331)     (7,141)   (2,381)
Property management expense     4,800     4,966       9,528     9,192
Fee and asset management
 expense                          811     3,238       2,431     4,604
General and administrative
 expense                        7,912     8,036      15,966    15,450
Interest expense               29,279    31,259      57,069    62,174
Depreciation and
 amortization                  39,311    39,645      78,388    75,108
Amortization of deferred
 financing costs                  906       909       1,819     1,950
Expense on deferred
 compensation plans             4,835     2,331       7,141     2,381
Gain on sale of properties,
 including land                     -      (810)          -    (1,309)
Equity in income of joint
 ventures                        (484)     (569)     (1,219)   (2,886)
Distributions on perpetual
 preferred units                1,750     1,750       3,500     3,500
Income allocated to common
 units and other minority
 interests                      1,343       959       2,130     2,074
Income tax expense                316         -       1,037         -
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
Income from discontinued
 operations                    (2,341)   (3,057)     (4,472)   (6,680)
Gain on sale of discontinued
 operations                   (30,976)  (23,652)    (30,976)  (51,044)
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
                             --------- ---------   --------- ---------
   Net Operating Income
    (NOI)                    $ 95,508  $ 90,748    $188,625  $179,381

"Same Property" Communities  $ 79,567  $ 75,122    $157,488  $148,902
Non-"Same Property"
 Communities                    7,404     4,291      15,339     9,156
Development and Lease-Up
 Communities                    2,327       734       4,104     1,045
Redevelopment Communities       5,558     5,803      10,477    10,749
Dispositions / Other              652     4,798       1,217     9,529
                             --------- ---------   --------- ---------
  Net Operating Income (NOI) $ 95,508  $ 90,748    $188,625  $179,381


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:


                              Three Months Ended    Six Months Ended
                                  June 30,              June 30,
                             -------------------   -------------------
                               2007      2006        2007      2006
                             -------------------   -------------------
Net income                   $ 42,592  $ 34,582    $ 55,629  $ 76,025
Interest expense               29,397    31,380      57,305    62,416
Amortization of deferred
 financing costs                  906       909       1,819     1,950
Depreciation and
 amortization                  39,311    39,645      78,388    75,108
Distributions on perpetual
 preferred units                1,750     1,750       3,500     3,500
Income allocated to common
 units and other minority
 interests                      1,343       959       2,130     2,074
Income tax expense                316         -       1,037         -
Income tax expense on sale
 of depreciable operating
 properties                         -         -       1,184         -
Real estate depreciation
 from discontinued
 operations                       786     1,597       2,030     3,533
Gain on sale of properties,
 including land                     -      (810)          -    (1,309)
Equity in income of joint
 ventures                        (484)     (569)     (1,219)   (2,886)
Gain on sale of discontinued
 operations                   (30,976)  (23,652)    (30,976)  (51,044)
Income from discontinued
 operations allocated to
 common units                   4,519       223       4,789     1,184
                             -------------------   -------------------
EBITDA                       $ 89,460  $ 86,014    $175,616  $170,551


    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549





CAMDEN                                                                                            FINANCIAL  HIGHLIGHTS
                                                  (In  thousands,  except per share,  property data amounts and ratios)

-----------------------------------------------------------------------------------------------------------------------
  (Unaudited)
                                                           Three Months Ended June 30,      Six Months Ended June 30,
                                                           ----------------------------    ----------------------------
                                                                  2007           2006             2007           2006
                                                           ----------------------------    ----------------------------
  Total property revenues (a)                                   $151,561       $144,645         $299,367       $285,796

  EBITDA                                                          89,460         86,014          175,616        170,551

  Net income                                                      42,592         34,582           55,629         76,025
        Per share - basic                                           0.72           0.62             0.95           1.38
        Per share - diluted                                         0.71           0.61             0.93           1.36

  Income from continuing operations                               13,794          8,096           24,970         19,485
         per share - basic                                          0.23           0.15             0.43           0.35
         per share - diluted                                        0.23           0.14             0.42           0.35

  Funds from operations                                           57,812         53,403          113,731        105,242
         Per share - diluted                                        0.92           0.89             1.81           1.77

  Dividends per share                                               0.69           0.66             1.38           1.32
  Dividend payout ratio                                            75.0%          74.2%            76.2%          74.6%

  Interest expensed (including discontinued operations)           29,397         31,380           57,305         62,416
  Interest capitalized                                             5,357          5,475           10,493         10,675
                                                           ------------- --------------    ------------- --------------
      Total interest incurred                                     34,754         36,855           67,798         73,091

  Principal amortization                                           3,526          3,418            7,062          7,040
  Preferred dividends & distributions                              1,750          1,750            3,500          3,500

  Interest expense coverage ratio                                    3.0x           2.7x             3.1x           2.7x
  Total interest coverage ratio                                      2.6x           2.3x             2.6x           2.3x
  Fixed charge expense coverage ratio                                2.6x           2.4x             2.6x           2.3x
  Total fixed charge coverage ratio                                  2.2x           2.0x             2.2x           2.0x

  Same property NOI increase (b)                                    5.9%           8.7%             5.8%           9.5%
    (# of apartment homes included)                               42,089         50,732           42,089         50,732

  Gross turnover of apartment homes
   (annualized)                                                      75%            78%              67%            69%
  Net turnover (excludes on-site transfers and transfers
   to other Camden communities)                                      68%            69%              60%            61%


                                                                                                    As of June 30,
                                                                                           ----------------------------
                                                                                                    2007           2006
                                                                                           ----------------------------
  Total assets                                                                                $4,860,858     $4,710,027
  Total debt                                                                                  $2,631,176     $2,561,285
  Common and common equivalent shares, outstanding end
   of period (c)                                                                                  62,581         62,770
  Share price, end of period                                                                      $66.97         $73.55
  Preferred units, end of period                                                                 $97,925        $97,925
  Book equity value, end of period (d)                                                        $1,910,476     $1,857,670
  Market equity value, end of period (d)                                                      $4,291,050     $4,716,734

  Debt to total market capitalization
   ratio                                                                                           38.0%          35.2%

  Unencumbered real estate assets (at
   cost) to unsecured debt ratio                                                                    214%           216%



(a)  Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(c)  Includes at June 30, 2007: 59,088 common shares (including 529 common share
     equivalents  related  to  share  awards  &  options),   plus  common  share
     equivalents upon the assumed conversion of minority interest units (3,493)

(d) Includes: common shares, preferred and common units, and common share equivalents



Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.


 CAMDEN                                                                                                OPERATING RESULTS
                                                              (In thousands, except per share and property data amounts)
 -----------------------------------------------------------------------------------------------------------------------

 (Unaudited)                                                 Three Months Ended                  Six Months Ended
                                                                  June 30,                           June 30,
                                                     ----------------------------------   ------------------------------
 OPERATING DATA                                            2007             2006               2007           2006
 --------------                                      ----------------------------------   ------------------------------
 Property revenues
 Rental revenues                                              $135,343         $131,740         $268,495        $260,837
 Other property revenues                                        16,218           12,905           30,872          24,959
                                                     ----------------------------------   ------------------------------
    Total property revenues                                    151,561          144,645          299,367         285,796

 Property expenses
 Property operating and maintenance                             38,926           38,165           77,556          74,835
 Real estate taxes                                              17,127           15,732           33,186          31,580
                                                     ----------------------------------   ------------------------------
    Total property expenses                                     56,053           53,897          110,742         106,415

 Non-property income
 Fee and asset management                                        2,420            3,120            4,806           5,597
 Interest and other income                                       1,810            3,611            3,372           4,364
 Income on deferred compensation plans                           4,835            2,331            7,141           2,381
                                                     ----------------------------------   ------------------------------
    Total non-property income                                    9,065            9,062           15,319          12,342

 Other expenses
 Property management                                             4,800            4,966            9,528           9,192
 Fee and asset management                                          811            3,238            2,431           4,604
 General and administrative                                      7,912            8,036           15,966          15,450
 Interest                                                       29,279           31,259           57,069          62,174
 Depreciation and amortization                                  39,311           39,645           78,388          75,108
 Amortization of deferred financing costs                          906              909            1,819           1,950
 Expense on deferred compensation plans                          4,835            2,331            7,141           2,381
                                                     ----------------------------------   ------------------------------
    Total other expenses                                        87,854           90,384          172,342         170,859
                                                     ----------------------------------   ------------------------------

 Income from continuing operations before gain on sale of properties, equity in income of joint ventures, minority
  interests and income taxes                                    16,719            9,426           31,602          20,864
 Gain on sale of properties, including land                          -              810                -           1,309
 Equity in income of joint ventures                                484              569            1,219           2,886
 Minority interests
 Distributions on perpetual preferred units                     (1,750)          (1,750)          (3,500)         (3,500)
 Income allocated to common units and other minority
  interests                                                     (1,343)            (959)          (2,130)         (2,074)
                                                     ----------------------------------   ------------------------------
 Income from continuing operations before income
  taxes                                                         14,110            8,096           27,191          19,485
 Income tax expense                                               (316)               -           (1,037)              -
 Income tax expense on sale of depreciable operating
  properties                                                         -                -          (1,184)               -
                                                     ----------------------------------   ------------------------------
 Income from continuing operations                              13,794            8,096           24,970          19,485
 Income from discontinued operations                             2,341            3,057            4,472           6,680
 Gain on sale of discontinued operations                        30,976           23,652           30,976          51,044
 Income from discontinued operations allocated to
  common units                                                  (4,519)            (223)          (4,789)         (1,184)
                                                     ----------------------------------   ------------------------------
 Net income                                                    $42,592          $34,582          $55,629         $76,025
                                                     ==================================   ==============================

 PER SHARE DATA
 --------------
   Net income - basic                                            $0.72            $0.62            $0.95           $1.38
   Net income - diluted                                           0.71             0.61             0.93            1.36
   Income from continuing operations - basic                      0.23             0.15             0.43            0.35
   Income from continuing operations - diluted                    0.23             0.14             0.42            0.35

 Weighted average number of common and
   common equivalent shares outstanding:
      Basic                                                     58,894           55,506           58,854          54,901
      Diluted                                                   59,929           56,683           59,961          56,083

 PROPERTY DATA
 -------------
   Total operating properties (end of period) (a)                  186              186              186             186
   Total operating apartment homes in operating
    properties (end of period) (a)                              64,191           63,737           64,191          63,737
   Total operating apartment homes (weighted average)           53,424           56,533           53,260          56,855
   Total operating apartment homes - excluding
    discontinued operations (weighted average)                  50,221           51,327           49,937          51,130


(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.




 CAMDEN                                                                                            FUNDS FROM OPERATIONS
                                                              (In thousands, except per share and property data amounts)
 -----------------------------------------------------------------------------------------------------------------------



 (Unaudited)                                                                Three Months Ended      Six Months Ended
                                                                                 June 30,               June 30,
                                                                           --------------------- -----------------------
 FUNDS FROM OPERATIONS                                                        2007       2006        2007       2006
 ---------------------                                                     --------------------- -----------------------

   Net income                                                                  $42,592   $34,582      $55,629    $76,025
   Real estate depreciation and amortization from continuing operations         38,618    38,982       76,980     73,791
   Real estate depreciation from discontinued operations                           786     1,597        2,030      3,533
   Adjustments for unconsolidated joint ventures                                 1,225       764        2,311      1,545
   Income from continuing operations allocated to common units                   1,048       907        1,784      1,971
   Income from discontinued operations allocated to common units                 4,519       223        4,789      1,184
   Income tax expense on sale of depreciable operating properties                    -         -        1,184          -
   (Gain) on sale of discontinued operations                                   (30,976)  (23,652)     (30,976)   (51,044)
   (Gain) on sale of joint venture properties                                        -         -            -     (1,763)
                                                                           --------------------- -----------------------
      Funds from operations - diluted                                          $57,812   $53,403     $113,731   $105,242
                                                                           ===================== =======================

 PER SHARE DATA
 --------------
   Funds from operations - diluted                                               $0.92     $0.89        $1.81      $1.77
    Cash distributions                                                            0.69      0.66         1.38       1.32

 Weighted average number of common and
   common equivalent shares outstanding:
      FFO - diluted                                                             62,914    60,083       62,967     59,539

 PROPERTY DATA
 -------------
   Total operating properties (end of period) (a)                                  186       186          186        186
   Total operating apartment homes in operating properties (end of period)
    (a)                                                                         64,191    63,737       64,191     63,737
   Total operating apartment homes (weighted average)                           53,424    56,533       53,260     56,855
   Total operating apartment homes - excluding discontinued operations
    (weighted average)                                                          50,221    51,327       49,937     51,130


 (a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.


 CAMDEN                                                                                                   BALANCE SHEETS
                                                                                                          (In thousands)
------------------------------------------------------------------------------------------------------------------------


 (Unaudited)                                                            Jun 30,   Mar 31,   Dec 31,   Sep 30,    Jun 30,
                                                                           2007      2007      2006      2006       2006
                                                                     ---------------------------------------------------
 ASSETS
 Real estate assets, at cost
  Land                                                                 $713,084  $703,850  $693,312  $683,645   $697,690
  Buildings and improvements                                          4,144,075 4,108,955 4,036,286 3,988,031  4,074,737
                                                                     ---------------------------------------------------
                                                                      4,857,159 4,812,805 4,729,598 4,671,676  4,772,427
  Accumulated depreciation                                            (788,318) (799,624) (762,011) (725,790)  (786,208)
                                                                     ---------------------------------------------------
   Net operating real estate assets                                   4,068,841 4,013,181 3,967,587 3,945,886  3,986,219
  Properties under development, including land                          454,617   410,002   369,861   351,246    427,500
  Investments in joint ventures                                          12,722     8,321     9,245     8,266      8,270
  Properties held for sale, including land                               72,577    32,879    32,763    45,074     55,562
                                                                     ---------------------------------------------------
      Total real estate assets                                        4,608,757 4,464,383 4,379,456 4,350,472  4,477,551
  Accounts receivable - affiliates                                       35,341    34,854    34,170    33,624     33,408
  Notes receivable
   Affiliates                                                            45,560    43,507    41,478    31,037     23,327
   Other                                                                 11,565    11,565     3,855     3,855      9,211
  Other assets, net (a)                                                 136,524   118,329   121,336   112,801    111,636
  Cash and cash equivalents                                               3,058     1,470     1,034     8,061     49,700
  Restricted cash                                                        20,053     5,772     4,721     5,541      5,194
                                                                     ---------------------------------------------------
      Total assets                                                   $4,860,858$4,679,880$4,586,050$4,545,391 $4,710,027
                                                                     ===================================================



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities
  Notes payable
   Unsecured                                                         $2,065,175$1,897,865$1,759,498$1,693,106 $1,940,693
   Secured                                                              566,001   568,731   571,478   587,347    620,592
 Accounts payable and accrued expenses                                  128,892   110,486   124,834   120,566    117,301
 Accrued real estate taxes                                               29,785    16,036    23,306    41,165     31,280
 Other liabilities (b)                                                  115,547   110,684   105,999   101,332     99,460
 Distributions payable                                                   44,982    45,137    43,068    43,056     43,031
                                                                     ---------------------------------------------------
       Total liabilities                                              2,950,382 2,748,939 2,628,183 2,586,572  2,852,357

 Commitments and contingencies

 Minority interests
  Perpetual preferred units                                              97,925    97,925    97,925    97,925     97,925
  Common units                                                          105,353   102,217   115,280   116,776    106,217
  Other minority interests                                               10,916    10,335    10,306    10,002     10,555
                                                                     ---------------------------------------------------
       Total minority interests                                         214,194   210,477   223,511   224,703    214,697

 Shareholders' equity
  Common shares of beneficial interest                                      654       654       650       650        649
  Additional paid-in capital                                          2,204,525 2,199,713 2,183,622 2,176,170  2,172,616
  Distributions in excess of net income                                (241,711) (243,786) (213,665) (206,442)  (293,386)
  Employee notes receivable                                              (1,976)   (2,025)   (2,036)   (2,047)    (2,035)
  Treasury shares, at cost                                             (265,210) (234,092) (234,215) (234,215)  (234,871)
                                                                     ---------------------------------------------------
       Total shareholders' equity                                     1,696,282 1,720,464 1,734,356 1,734,116  1,642,973
                                                                     ---------------------------------------------------
       Total liabilities and shareholders' equity                    $4,860,858$4,679,880$4,586,050$4,545,391 $4,710,027
                                                                     ===================================================



 (a) includes:
       net deferred charges of:                                         $11,565    $9,724   $10,295   $11,155    $13,120
       value of in place leases of:                                      $1,091       $61      $242      $452       $431

 (b) includes:
       deferred revenues of:                                             $2,937    $3,321    $3,875    $5,256     $4,408
       above/below market leases of:                                        $43        $8       $32       $80        $13
       distributions in excess of investments in joint ventures of:     $19,549   $18,805   $18,350   $18,044    $12,701

 CAMDEN                                                                                                PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------



 (Unaudited)

 COMMUNITY PORTFOLIO AT JUNE 30, 2007 (in apartment homes)

                                                                               Completed
                             "Same     Non-"Same   Wholly-  Joint   Stabilized    in       Total       Under
                            Property" Property"(a)  Owned  Venture   Operating Lease-up  Operating  Development    Total
                           ------------------------------------------------------------------------------------------------
  D.C. Metro (b)(c)             2,663        1,030   3,693        -      3,693       464      4,157       1,914       6,071
  Las Vegas, NV                 2,937        1,080   4,017    4,047      8,064         -      8,064           -       8,064
  Los Angeles/Orange
   County, CA (d)               1,770            -   1,770      421      2,191         -      2,191         290       2,481
  San Diego/Inland Empire,
   CA                             846            -     846        -        846       350      1,196           -       1,196
  Tampa, FL                     4,613        1,374   5,987        -      5,987         -      5,987           -       5,987
  Dallas, TX                    5,441        1,876   7,317      456      7,773         -      7,773           -       7,773
  Houston, TX (e)               3,350          894   4,244    1,216      5,460       236      5,696       1,109       6,805
  SE Florida                    2,520            -   2,520        -      2,520         -      2,520           -       2,520
  Charlotte, NC                 3,141        1,005   4,146        -      4,146         -      4,146           -       4,146
  Orlando, FL                   3,296            -   3,296        -      3,296         -      3,296         261       3,557
  Atlanta, GA                   3,202            -   3,202        -      3,202         -      3,202           -       3,202
  Denver, CO                    1,985          224   2,209      320      2,529         -      2,529           -       2,529
  Raleigh, NC                   2,220            -   2,220        -      2,220       484      2,704           -       2,704
  Phoenix, AZ                   1,441            -   1,441      992      2,433         -      2,433           -       2,433
  Austin, TX                    1,968          810   2,778        -      2,778         -      2,778         208       2,986
  Other                           696        1,586   2,282    3,237      5,519         -      5,519           -       5,519
                           ---------- ------------ ------- -------- ---------- --------- ---------- ----------- -----------

            Total Portfolio    42,089        9,879  51,968   10,689     62,657     1,534     64,191       3,782      67,973

  (a) Includes nine redevelopment properties (3,356 apartment homes) and and nine properties held for sale and reported in discontinued operations (2,515 apartment homes).
  (b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
  (c) 508 units under development in College Park, MD are held through a joint venture investment.
  (d) 290 units under development in Irvine, CA are held through a joint venture investment.
  (e) 730 units under development in Houston, TX are held through joint venture investments.

 SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                              WEIGHTED AVERAGE OCCUPANCY FOR THE
                                                                                            QUARTER ENDED: (h)


                                          "Same Property" Operating  Incl. JVs at  Jun 30  Mar 31  Dec 31 Sep 30  Jun 30
                                                         Communities  Pro Rata %
                                            Communities       (f)         (g)        2007    2007    2006   2006    2006
                                          ------------------------------------------------------------------------------
  D.C. Metro                                        11.0%       13.6%       13.2%   95.8%   95.5%   94.8%  96.6%   96.5%
  Las Vegas, NV                                      7.0%        7.9%        9.0%   95.3%   95.5%   95.0%  95.3%   96.4%
  Los Angeles/Orange County, CA                      7.7%        6.3%        6.3%   93.3%   92.7%   93.5%  94.6%   95.6%
  San Diego/Inland Empire, CA                        3.1%        3.0%        2.9%   93.1%   93.8%   94.0%  94.6%   95.3%
  Tampa, FL                                          8.8%        8.4%        8.1%   94.2%   94.5%   92.8%  94.9%   96.0%
  Dallas, TX                                         7.2%        8.3%        8.1%   94.6%   94.4%   93.8%  94.5%   95.9%
  Houston, TX                                        6.1%        6.8%        7.0%   95.2%   95.0%   94.1%  94.4%   95.4%
  SE Florida                                         9.3%        7.7%        7.4%   95.4%   96.2%   95.4%  95.0%   96.2%
  Charlotte, NC                                      7.4%        7.5%        7.2%   95.7%   95.1%   94.0%  95.6%   95.7%
  Orlando, FL                                        7.5%        6.0%        5.8%   93.5%   92.6%   94.6%  95.0%   95.1%
  Atlanta, GA                                        6.9%        5.9%        5.7%   94.7%   93.5%   94.1%  94.5%   95.2%
  Denver, CO                                         4.9%        4.3%        4.5%   96.0%   94.5%   93.3%  94.8%   95.1%
  Raleigh, NC                                        4.6%        4.4%        4.3%   95.0%   93.4%   92.4%  95.3%   95.3%
  Phoenix, AZ                                        3.6%        2.9%        3.1%   94.2%   95.1%   94.4%  95.2%   95.5%
  Austin, TX                                         3.1%        3.8%        3.6%   94.7%   93.8%   95.2%  94.8%   95.1%
  Other                                              1.8%        3.2%        3.8%   95.5%   94.9%   93.8%  94.7%   95.3%
                                                     ----        ----        ----   -----   -----   -----  -----   -----

                           Total Portfolio         100.0%      100.0%      100.0%   94.9%   94.6%   94.1%  95.0%   95.7%


     (f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.

     (g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.

     (h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease- up, under development, or under redevelopment.


 CAMDEN                                                                                                    COMPONENTS OF
                                                                                           PROPERTY NET OPERATING INCOME
                                                                            (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------


 (Unaudited)


                                                 Apartment    Three Months Ended June 30,    Six Months Ended June 30,
 Property Revenues                                 Homes        2007      2006    Change     2007     2006     Change
                                                -----------  ----------------------------- -----------------------------
 "Same Property" Communities (a)                     42,089    $125,418 $119,375    $6,043 $248,893 $236,781     $12,112
 Non-"Same Property" Communities (b)                  4,008      11,615    6,751     4,864   23,031   13,790       9,241
 Development and Lease-Up Communities (c)             3,788       4,341    1,283     3,058    7,815    1,859       5,956
 Redevelopment Communities (d)                        3,356       9,106    9,391      (285)  17,408   17,745        (337)
 Dispositions / Other (e)                                 -       1,081    7,845    (6,764)   2,220   15,621     (13,401)
                                                -----------  ---------- -------- --------- -------- -------- -----------
  Total Property Revenues                            53,241    $151,561 $144,645    $6,916 $299,367 $285,796     $13,571

 Property Expenses
 "Same Property" Communities (a)                     42,089     $45,851  $44,253    $1,598  $91,405  $87,879      $3,526
 Non-"Same Property" Communities (b)                  4,008       4,211    2,460     1,751    7,692    4,634       3,058
 Development and Lease-Up Communities (c)             3,788       2,014      549     1,465    3,711      814       2,897
 Redevelopment Communities (d)                        3,356       3,548    3,588       (40)   6,931    6,996         (65)
 Dispositions / Other (e)                                 -         429    3,047    (2,618)   1,003    6,092      (5,089)
                                                -----------  ---------- -------- --------- -------- -------- -----------
  Total Property Expenses                            53,241     $56,053  $53,897    $2,156 $110,742 $106,415      $4,327

 Property Net Operating Income
 "Same Property" Communities (a)                     42,089     $79,567  $75,122    $4,445 $157,488 $148,902      $8,586
 Non-"Same Property" Communities (b)                  4,008       7,404    4,291     3,113   15,339    9,156       6,183
 Development and Lease-Up Communities (c)             3,788       2,327      734     1,593    4,104    1,045       3,059
 Redevelopment Communities (d)                        3,356       5,558    5,803      (245)  10,477   10,749       (272)
 Dispositions / Other (e)                                 -         652    4,798    (4,146)   1,217    9,529     (8,312)
                                                -----------  ---------- -------- --------- -------- -------- -----------
  Total Property Net Operating Income                53,241     $95,508  $90,748    $4,760 $188,625 $179,381      $9,244

 Income from Discontinued Operations (f)                      Three Months Ended June 30,      Six Months Ended June 30,
 ---------------------------------------                          2007          2006               2007         2006
                                                              ----------------------------     -------------------------
 Property Revenues                                                  $6,392          $9,631          $13,068      $20,893
 Property Expenses                                                   3,147           4,857            6,327       10,432
                                                              ------------ ---------------     ------------ ------------
 Property Net Operating Income                                       3,245           4,774            6,741       10,461
 Interest                                                             (118)           (121)            (236)        (242)
 Depreciation and Amortization                                        (786)         (1,596)          (2,033)      (3,539)
 Income from discontinued operations allocated to common units      (4,519)           (223)          (4,789)      (1,184)
 Gain on sale of discontinued operations                            30,976          23,652           30,976       51,044
                                                              ------------ ---------------     ------------ ------------
 Income from Discontinued Operations                               $28,798         $26,486          $30,659      $56,540

Notes:

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale.

(b) Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2006, excluding properties held for sale.

(c)  Development  and  Lease-Up   Communities  are  non-stabilized   communities
     developed or acquired by the Company after January 1, 2006, excluding properties held for sale.

(d) Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2006.

(e) Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2006.

(f) Represents operating results for communities disposed of during 2006 or held for sale at June 30, 2007, of which Camden has, or expects to have, no continuing involvement.

 CAMDEN                                                                                       SECOND QUARTER COMPARISONS
                                                                                                           June 30, 2007
                                                                            (In thousands, except property data amounts)
 ---------------------------------------------------- ------------------------------------------------------------------



 (Unaudited)

                                                      Revenues                    Expenses                 NOI
 Quarterly Results (a)                         2Q07     2Q06    Growth      2Q07    2Q06   Growth  2Q07    2Q06   Growth
 -----------------------------------------------------------------------------------------------------------------------

 D.C. Metro                                   $11,961  $11,594     3.2%     $3,188  $3,022   5.5%  $8,773  $8,572   2.3%
 Las Vegas, NV                                  8,136    7,900     3.0%      2,531   2,577  (1.8%)  5,605   5,323   5.3%
 Los Angeles/Orange County, CA                  8,566    8,503     0.7%      2,442   2,394   2.0%   6,124   6,109   0.2%
 San Diego/Inland Empire, CA                    3,828    3,758     1.9%      1,381   1,362   1.4%   2,447   2,396   2.1%
 Tampa, FL                                     12,243   11,700     4.6%      5,240   5,054   3.7%   7,003   6,646   5.4%
 Dallas, TX                                    11,360   10,687     6.3%      5,650   5,437   3.9%   5,710   5,250   8.8%
 Houston, TX                                    8,329    7,809     6.7%      3,495   3,428   2.0%   4,834   4,381  10.3%
 SE Florida                                    11,682   11,037     5.8%      4,291   3,903   9.9%   7,391   7,134   3.6%
 Charlotte, NC                                  8,919    8,270     7.8%      3,060   2,940   4.1%   5,859   5,330   9.9%
 Orlando, FL                                    9,349    9,172     1.9%      3,419   3,394   0.7%   5,930   5,778   2.6%
 Atlanta, GA                                    8,954    8,526     5.0%      3,433   3,154   8.8%   5,521   5,372   2.8%
 Denver, CO                                     5,594    5,215     7.3%      1,659   1,706  (2.8%)  3,935   3,509  12.1%
 Raleigh, NC                                    5,627    5,088    10.6%      1,963   1,727  13.7%   3,664   3,361   9.0%
 Phoenix, AZ                                    4,151    3,895     6.6%      1,286   1,224   5.1%   2,865   2,671   7.3%
 Austin, TX                                     4,584    4,180     9.7%      2,085   2,169  (3.9%)  2,499   2,011  24.3%
 Other                                          2,135    2,041     4.6%        728     762  (4.5%)  1,407   1,279  10.0%
                                             -------- -------- --------    ------- ------- ------ ------- ------- ------

       Total Same Property                   $125,418 $119,375     5.1%    $45,851 $44,253   3.6% $79,567 $75,122   5.9%


                                 Apartment
                                    Homes         % of NOI      Average Occupancy (a)   Weighted Average Rental Rate (b)
 Quarterly Results (a)            Included     Contribution (a)  2Q07    2Q06  Change     2Q07        2Q06       Change
 -------------------------------------------------------------------------------------------------------------------------

 D.C. Metro                             2,663             11.0%   95.8%   96.5% (0.7%)     $1,455       $1,416        2.8%
 Las Vegas, NV                          2,937              7.0%   95.8%   96.6% (0.8%)        875          846        3.4%
 Los Angeles/Orange County, CA          1,770              7.7%   92.6%   95.7% (3.1%)      1,636        1,584        3.3%
 San Diego/Inland Empire, CA              846              3.1%   93.1%   95.3% (2.2%)      1,523        1,457        4.5%
 Tampa, FL                              4,613              8.8%   94.5%   96.0% (1.5%)        828          804        2.9%
 Dallas, TX                             5,441              7.2%   94.4%   95.9% (1.5%)        643          630        2.2%
 Houston, TX                            3,350              6.1%   95.0%   94.9%   0.1%        784          757        3.6%
 SE Florida                             2,520              9.3%   95.4%   96.2% (0.8%)      1,472        1,411        4.4%
 Charlotte, NC                          3,141              7.4%   96.0%   95.9%   0.1%        890          850        4.7%
 Orlando, FL                            3,296              7.5%   93.5%   95.1% (1.6%)        919          902        1.9%
 Atlanta, GA                            3,202              6.9%   94.7%   95.2% (0.5%)        900          876        2.6%
 Denver, CO                             1,985              4.9%   96.3%   95.1%   1.2%        859          836        2.9%
 Raleigh, NC                            2,220              4.6%   95.0%   95.3% (0.3%)        774          740        4.6%
 Phoenix, AZ                            1,441              3.6%   93.9%   96.1% (2.2%)        933          876        6.5%
 Austin, TX                             1,968              3.1%   94.6%   95.0% (0.4%)        718          689        4.1%
 Other                                    696              1.8%   93.8%   95.2% (1.4%)        966          936        3.2%
                                ------------- ----------------- ------- -------------- ---------- ------------ -----------

       Total Same Property             42,089            100.0%   94.8%   95.7% (0.9%)       $947         $916        3.4%


(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.


                                                                                                                     "SAME PROPERTY"
 CAMDEN                                                                                               SEQUENTIAL QUARTER COMPARISONS
                                                                                                                       June 30, 2007
                                                                                        (In thousands, except property data amounts)
 -----------------------------------------------------------------------------------------------------------------------------------



 (Unaudited)

                                                           Revenues                  Expenses                          NOI
 Quarterly Results (a)                              2Q07     1Q07    Growth   2Q07    1Q07    Growth   2Q07     1Q07       Growth
 -----------------------------------------------------------------------------------------------------------------------------------

 D.C. Metro                                        $11,961  $11,757    1.7%   $3,188  $3,184    0.1%   $8,773    $8,573        2.3%
 Las Vegas, NV                                       8,136    8,097    0.5%    2,531   2,574   (1.7%)   5,605     5,523        1.5%
 Los Angeles/Orange County, CA                       8,566    8,428    1.6%    2,442   2,438    0.2%    6,124     5,990        2.2%
 San Diego/Inland Empire, CA                         3,828    3,803    0.7%    1,381   1,383   (0.1%)   2,447     2,420        1.1%
 Tampa, FL                                          12,243   12,145    0.8%    5,240   5,197    0.8%    7,003     6,948        0.8%
 Dallas, TX                                         11,360   11,147    1.9%    5,650   5,402    4.6%    5,710     5,745       (0.6%)
 Houston, TX                                         8,329    8,170    1.9%    3,495   3,397    2.9%    4,834     4,773        1.3%
 SE Florida                                         11,682   11,696   (0.1%)   4,291   4,457   (3.7%)   7,391     7,239        2.1%
 Charlotte, NC                                       8,919    8,651    3.1%    3,060   3,056    0.1%    5,859     5,595        4.7%
 Orlando, FL                                         9,349    9,291    0.6%    3,419   3,421   (0.1%)   5,930     5,870        1.0%
 Atlanta, GA                                         8,954    8,833    1.4%    3,433   3,180    8.0%    5,521     5,653       (2.3%)
 Denver, CO                                          5,594    5,338    4.8%    1,659   1,717   (3.4%)   3,935     3,621        8.7%
 Raleigh, NC                                         5,627    5,375    4.7%    1,963   1,945    0.9%    3,664     3,430        6.8%
 Phoenix, AZ                                         4,151    4,223   (1.7%)   1,286   1,323   (2.8%)   2,865     2,900       (1.2%)
 Austin, TX                                          4,584    4,433    3.4%    2,085   2,123   (1.8%)   2,499     2,310        8.2%
 Other                                               2,135    2,088    2.3%      728     758   (4.0%)   1,407     1,330        5.8%
                                                  -------- -------- -------- ------- ------- -------- ------- --------- ------------

       Total Same Property                        $125,418 $123,475    1.6%  $45,851 $45,555    0.6%  $79,567   $77,920        2.1%

                               Apartment
                                 Homes         % of NOI       Average Occupancy (a)     Weighted Average Rental Rate (b)
 Quarterly Results (a)          Included   Contribution (a)   2Q07     1Q07   Change        2Q07       1Q07     Change
 ------------------------------------------------------------------------------------------------------------------------

 D.C. Metro                         2,663           11.0%     95.8%     95.5%    0.3%          $1,455   $1,454      0.1%
 Las Vegas, NV                      2,937            7.0%     95.8%     95.8%    0.0%             875      872      0.3%
 Los Angeles/Orange County, CA      1,770            7.7%     92.6%     92.5%    0.1%           1,636    1,634      0.1%
 San Diego/Inland Empire, CA          846            3.1%     93.1%     93.8%   (0.7%)          1,523    1,525     (0.1%)
 Tampa, FL                          4,613            8.8%     94.5%     94.8%   (0.3%)            828      834     (0.7%)
 Dallas, TX                         5,441            7.2%     94.4%     94.2%    0.2%             643      641      0.3%
 Houston, TX                        3,350            6.1%     95.0%     95.1%   (0.1%)            784      777      0.9%
 SE Florida                         2,520            9.3%     95.4%     96.2%   (0.8%)          1,472    1,471      0.1%
 Charlotte, NC                      3,141            7.4%     96.0%     95.3%    0.7%             890      880      1.2%
 Orlando, FL                        3,296            7.5%     93.5%     92.6%    0.9%             919      932     (1.5%)
 Atlanta, GA                        3,202            6.9%     94.7%     93.5%    1.2%             900      900     (0.1%)
 Denver, CO                         1,985            4.9%     96.3%     94.4%    1.9%             859      849      1.2%
 Raleigh, NC                        2,220            4.6%     95.0%     93.4%    1.6%             774      763      1.4%
 Phoenix, AZ                        1,441            3.6%     93.9%     94.9%   (1.0%)            933      933      0.0%
 Austin, TX                         1,968            3.1%     94.6%     93.7%    0.9%             718      715      0.3%
 Other                                696            1.8%     93.8%     94.5%   (0.7%)            966      957      0.9%
                               ----------  --------------   ------- --------- --------- ------------- -------- ----------

       Total Same Property         42,089          100.0%     94.8%     94.4%    0.3%          $  947   $  945      0.2%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.


                                                                                                         "SAME PROPERTY"
 CAMDEN                                                                                         YEAR TO DATE COMPARISONS
                                                                                                           June 30, 2007
                                                                            (In thousands, except property data amounts)
 -----------------------------------------------------------------------------------------------------------------------



 (Unaudited)

                                                        Revenues                Expenses                  NOI
 Quarterly Results (a)                            2007     2006   Growth  2007    2006   Growth   2007     2006   Growth
 -----------------------------------------------------------------------------------------------------------------------

 D.C. Metro                                      $23,718  $22,804   4.0%  $6,372  $6,141  3.8%   $17,346  $16,663   4.1%
 Las Vegas, NV                                    16,233   15,743   3.1%   5,105   5,121 (0.3%)   11,128   10,622   4.8%
 Los Angeles/Orange County, CA                    16,994   16,790   1.2%   4,880   4,754  2.7%    12,114   12,036   0.6%
 San Diego/Inland Empire, CA                       7,631    7,428   2.7%   2,765   2,740  0.9%     4,866    4,688   3.8%
 Tampa, FL                                        24,389   23,120   5.5%  10,438   9,770  6.8%    13,951   13,350   4.5%
 Dallas, TX                                       22,507   21,170   6.3%  11,051  10,846  1.9%    11,456   10,324  11.0%
 Houston, TX                                      16,498   15,578   5.9%   6,891   6,783  1.6%     9,607    8,795   9.2%
 SE Florida                                       23,377   22,026   6.1%   8,747   7,888 10.9%    14,630   14,138   3.5%
 Charlotte, NC                                    17,569   16,349   7.5%   6,115   5,895  3.7%    11,454   10,454   9.6%
 Orlando, FL                                      18,640   18,216   2.3%   6,840   6,573  4.1%    11,800   11,643   1.3%
 Atlanta, GA                                      17,787   16,938   5.0%   6,614   6,345  4.2%    11,173   10,593   5.5%
 Denver, CO                                       10,932   10,356   5.6%   3,376   3,438 (1.8%)    7,556    6,918   9.2%
 Raleigh, NC                                      11,003   10,178   8.1%   3,909   3,443 13.5%     7,094    6,735   5.3%
 Phoenix, AZ                                       8,374    7,737   8.2%   2,609   2,445  6.7%     5,765    5,292   8.9%
 Austin, TX                                        9,017    8,294   8.7%   4,208   4,193  0.4%     4,809    4,101  17.3%
 Other                                             4,224    4,054   4.2%   1,485   1,504 (1.3%)    2,739    2,550   7.4%
                                                -------- -------- ------ ------- ------- ------ -------- -------- ------

       Total Same Property                      $248,893 $236,781   5.1% $91,405 $87,879  4.0%  $157,488 $148,902   5.8%

                                  Apartment
                                       Homes       % of NOI        Average Occupancy (a)     Weighted Average Rental Rate (b)
 Quarterly Results (a)                Included  Contribution (a) 2007     2006      Change    2007     2006        Change
 ----------------------------------------------------------------------------------------------------------------------------

 D.C. Metro                               2,663           11.0%    95.6%    96.2%     (0.6%)  $1,455    $1,403           3.7%
 Las Vegas, NV                            2,937            7.1%    95.8%    96.8%     (1.0%)     873       840           4.0%
 Los Angeles/Orange County, CA            1,770            7.7%    92.5%    95.5%     (3.0%)   1,635     1,576           3.7%
 San Diego/Inland Empire, CA                846            3.1%    93.4%    94.7%     (1.3%)   1,524     1,449           5.2%
 Tampa, FL                                4,613            8.9%    94.6%    96.2%     (1.6%)     831       796           4.4%
 Dallas, TX                               5,441            7.3%    94.3%    95.7%     (1.4%)     642       627           2.4%
 Houston, TX                              3,350            6.1%    95.1%    95.2%     (0.1%)     781       753           3.7%
 SE Florida                               2,520            9.3%    95.8%    97.3%     (1.5%)   1,472     1,391           5.8%
 Charlotte, NC                            3,141            7.3%    95.7%    96.3%     (0.6%)     885       840           5.3%
 Orlando, FL                              3,296            7.5%    93.1%    96.2%     (3.1%)     925       890           4.0%
 Atlanta, GA                              3,202            7.1%    94.1%    95.1%     (1.0%)     900       870           3.4%
 Denver, CO                               1,985            4.8%    95.4%    94.7%      0.7%      854       838           2.0%
 Raleigh, NC                              2,220            4.5%    94.2%    96.2%     (2.0%)     769       734           4.7%
 Phoenix, AZ                              1,441            3.6%    94.4%    96.9%     (2.5%)     933       861           8.4%
 Austin, TX                               1,968            3.0%    94.2%    95.0%     (0.8%)     717       690           3.8%
 Other                                      696            1.7%    94.2%    94.8%     (0.6%)     962       930           3.4%
                                     ---------- --------------- -------- --------- --------- ------- --------- --------------

       Total Same Property               42,089          100.0%    94.6%    95.9%     (1.2%)    $946      $908           4.2%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.


 CAMDEN                                                                                         JOINT VENTURE OPERATIONS
                                                              (In thousands, except per share and property data amounts)
 -----------------------------------------------------------------------------------------------------------------------



 Company's Pro-rata Share of Joint Venture Operations:
 (Unaudited)
                                                                         Three Months Ended        Six Months Ended
                                                                              June 30,                 June 30,
                                                                      ------------------------ -------------------------
 OPERATING DATA (a)                                                       2007        2006          2007        2006
 ------------------                                                   ------------------------ -------------------------
 Property Revenues
 Rental revenues                                                            $5,085      $3,929         $9,940     $7,971
 Other property revenues                                                       586         439          1,124        841
                                                                      ------------------------ -------------------------
    Total property revenues                                                  5,671       4,368         11,064      8,812

 Property Expenses
 Property operating and maintenance                                          1,593       1,225          3,035      2,447
 Real estate taxes                                                             488         386            928        782
                                                                      ------------------------ -------------------------
    Total property expenses                                                  2,081       1,611          3,963      3,229

 Net Operating Income (NOI)                                                  3,590       2,757          7,101      5,583

 Other expenses
 Interest                                                                    1,773       1,377          3,455      2,817
 Depreciation and amortization                                               1,300         787          2,372      1,591
 Other                                                                          33          24             55         44
                                                                      ------------------------ -------------------------
    Total other expenses                                                     3,106       2,188          5,882      4,452

 Gain on sale of properties, net                                                 -           -              -      1,755
                                                                      ------------------------ -------------------------

 Equity in income of joint ventures                                           $484        $569         $1,219     $2,886
                                                                      ======================== =========================

                                                                         Jun 30,    Mar 31,    Dec 31,  Sep 30,  Jun 30,
                                                                           2007       2007       2006     2006     2006
                                                                     ---------------------------------------------------
 BALANCE SHEET DATA (b)
 ----------------------
 Real estate assets, net                                             $1,045,006   $995,189   $976,408 $944,537 $647,555
 Cash and other assets, net                                              25,816     26,109     25,993   20,760   14,798
                                                                     ---------------------------------------------------
    Total assets                                                     $1,070,822 $1,021,298 $1,002,401 $965,297 $662,353

 Notes payable                                                         $838,937   $795,329   $771,633 $748,542 $540,134
 Notes payable due to Camden                                             45,043     43,412     41,456   31,035   23,326
 Other liabilities                                                       18,782     10,463     11,021   10,868    8,009
                                                                     ---------------------------------------------------
    Total liabilities                                                  $902,762   $849,204   $824,110 $790,445 $571,469

 Members' equity                                                        168,060    172,094    178,291  174,852   90,884
                                                                     ---------------------------------------------------
    Total liabilities and members' equity                            $1,070,822 $1,021,298 $1,002,401 $965,297 $662,353

 Camden's equity investment                                             $12,722     $8,321     $9,245   $8,266   $8,270
 Distributions in excess of investment in joint ventures               ($19,549)  ($18,805)  ($18,350)($18,044)($12,701)

 Camden's pro-rata share of debt                                       $204,480   $184,778   $176,707 $166,689 $126,766



 PROPERTY DATA (end of period)
 Total operating properties                                                  36         36         36       36       28
 Total operating apartment homes                                         10,689     10,689     10,689   10,689    7,684
 Pro rata share of operating apartment homes                              2,072      2,072      2,072    2,072    1,644
 Total development properties                                                 5          5          5        3        2
 Total development apartment homes                                        1,528      1,528      1,528    1,069      561
 Pro rata share of development apartment homes                              458        458        458      321      168


 (a) Operating data represents Camden's pro-rata share of revenues and expenses.
 (b) Balance sheet and property data reported at 100%.


 CAMDEN                                                                                                CURRENT DEVELOPMENT PIPELINE
 ----------------------------------------------------------------------------------------------------------------------------------

 (Unaudited)


 DEVELOPMENT PIPELINE AS OF JUNE 30, 2007 ($ in millions)

                                                                                         Estimated/Actual Dates for
                               Total  Total     Cost           Construction  Initial  Construction Stabilized     As of 07/29/07
 Completed Communities         Homes  Budget   to Date            Start     Occupancy  Completion  Operations  % Leased  % Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
  1.Camden Westwind              464   $97.6     $95.0            1Q04       1Q05        2Q06        3Q07           90%         91%
    Ashburn, VA
  2.Camden Manor Park            484    52.0      49.3            2Q04       4Q05        3Q06        3Q07           90%         95%
    Raleigh, NC
  3.Camden Royal Oaks            236    22.0      20.9            2Q05       2Q06        3Q06        1Q08           63%         50%
    Houston, TX
  4.Camden Old Creek             350    98.0      92.1            1Q05       3Q06        1Q07        4Q07           75%         77%
                             ------- ------- ---------                                                       ---------- -----------
    San Marcos, CA

 Total Completed Communities   1,534  $269.6    $257.3                                                              82%         83%

                                                                                         Estimated/Actual Dates for
                              Total   Total    Cost    Amount Construction  Initial  Construction Stabilized     As of 07/29/07
 Development Communities      Homes   Budget  to Date  in CIP    Start     Occupancy  Completion  Operations % Leased   % Occupied
 ----------------------------------------------------------------------------------------------------------------------------------

 UNDER CONSTRUCTION
 ----------------------------
  5.Camden Monument Place        368   $64.0     $58.3  $38.1     1Q05       2Q07        4Q07        2Q08           26%         21%
    Fairfax, VA
  6.Camden City Centre           379    54.0      46.5   29.0     1Q06       2Q07        4Q07        3Q08           28%         26%
    Houston, TX
  7.Camden Potomac Yards         379   110.0      92.3   92.3     1Q05       3Q07        4Q07        4Q08
    Arlington, VA
  8.Camden Dulles Station        368    77.0      35.7   35.7     1Q06       1Q08        1Q09        3Q09
    Oak Hill, VA
  9.Camden Summerfield           291    68.0      43.1   43.1     2Q06       4Q07        4Q08        1Q09
    Landover, MD
 10.Camden Orange Court          261    49.0      32.5   32.5     2Q06       2Q08        3Q08        1Q09
    Orlando, FL
 11.Camden Circle C              208    27.0       4.6    4.6     2Q07       3Q08        4Q08        1Q09
                             ------- ------- --------- ------
    Austin, TX


 Total Development
  Communities                  2,254  $449.0    $313.0 $275.3

 Additional land held for
  development (a)                                       179.3
                                                       ------

 Total Properties Under Development (per Balance
  Sheet)                                               $454.6
                                                       ======

 NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                        Total Cost     2Q07 NOI
                                                                                       ------------- -------------
 Development Communities stabilized at quarter end                                             $45.5          $0.8
 Completed Communities in lease-up                                                             257.3           2.3
 Development Communities                                                                       313.0           0.0
                                                                                       ------------- -------------
  Total Development NOI Contribution                                                          $615.8          $3.1


 (a) Please refer to the future development pipeline summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

 CAMDEN                                                                              JOINT VENTURE DEVELOPMENT PIPELINE
 ----------------------------- ------ ------- -------- ----------------------------------------------------------------



 (Unaudited)


 JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2007 ($ in millions)

                                                                                Estimated/Actual Dates for
                         Total Total   Cost    Amount  Construction  Initial  Construction Stabilized  As of 07/29/07
 Joint Venture Camden                                                                                    %       %
  Developed Communities  Homes Budget to Date  in CIP     Start     Occupancy  Completion  Operations Leased   Occupied
 ----------------------------------------------------------------------------------------------------------------------

 UNDER CONSTRUCTION
 ------------------
 1.Camden Main & Jamboree  290 $107.1  $104.3   $104.3     3Q04       3Q07        4Q07        1Q08
   Irvine, CA
 2.Camden Plaza            271   42.9    40.4     10.0     1Q06       2Q07        3Q07        2Q08        23%       15%
   Houston, TX
 3.Camden College Park     508  139.9   100.7    100.7     3Q06       4Q07        1Q09        4Q09
                         ----- ------ ------- --------
   College Park, MD

 Total Joint Venture
  Camden Developed
  Communities            1,069 $289.9  $245.4   $215.0


                                                                         Camden    Camden    Estimated/Actual Dates for
 Joint Venture Third Party Developed          Total  Total     Cost      Equity   Mezzanine   Construction    Stabilized
  Communities                                 Homes  Budget   to Date   Invested  Invested        Start       Operations
 -----------------------------------------------------------------------------------------------------------------------

 UNDER CONSTRUCTION
 ------------------
 1.Braeswood Place                               340  $48.0       $14.8      $1.4      $7.6       1Q07           1Q09
   Houston, TX
 2.Belle Meade                                   119   30.0         6.3       0.9       3.5       2Q07           1Q09
                                             ------- ------ ----------- --------- ---------
   Houston, TX

 Total Joint Venture Third Party Developed
  Communities                                    459  $78.0       $21.1      $2.3     $11.1

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

 CAMDEN                                                                                 FUTURE DEVELOPMENT PIPELINE
                                                                                               & LAND HELD FOR SALE
 ------------------------------------------------------------------------------------------------------------------


 (Unaudited)

 DEVELOPMENT PIPELINE AS OF JUNE 30, 2007 ($ in millions)

                                                                                Projected   Estimated      Cost
 PIPELINE COMMUNITIES (a)                                                         Homes       Budget     to Date
 ------------------------------------------------------------------------------------------------------------------

 PRE CONSTRUCTION
 ----------------
  1.Camden South Capital                                                                276     $110.0        $20.8
    Washington, DC
  2.Camden Montague                                                                     192       33.0          6.4
    Tampa, FL
  3.Camden Summerfield II                                                               187       55.0         15.4
    Landover, MD
  4.Camden McGowen Station                                                              237       48.0          9.5
    Houston, TX
  5.Camden Whispering Oaks                                                              274       30.0          4.6
    Houston, TX
  6.Camden Noma I                                                                       313      150.0         20.4
    Washington, DC
  7.Camden Lake Nona                                                                    432       70.0         13.9
    Orlando, FL

 PRE DEVELOPMENT
 ---------------
  8.Camden Farmers Market III                                                           306       50.0          9.6
    Dallas, TX
  9.Camden City Centre II                                                               239       40.0          6.9
    Houston, TX
 10.Camden Noma II                                                                      400      192.0         26.0
    Washington, DC
 11.Camden Selma and Vine                                                               306      250.0         32.0
    Hollywood, CA
 12.Camden Sutherland                                                                   238       45.0          0.8
    Houston, TX
 13.Camden Andrau                                                                       601       57.0          7.7
    Houston, TX

 UNDER CONTRACT
 --------------
 14.Camden Amber Oaks                                                                   348       40.0          0.0
    Austin, TX
 15.Camden North Lamar                                                                  290       55.0          0.0
    Austin, TX
 16.Camden Deer Springs                                                                 428       85.0          0.0
    Las Vegas, NV
 17.Camden Celebration                                                                  438       75.0          0.0
    Orlando, FL
 18.Camden Lincoln Station                                                              271       60.0          0.0
    Denver, CO
 19.Camden Countryway                                                                   348       60.0          0.0
                                                                               ------------ ---------- ------------
    Tampa, FL

 Subtotal Development Pipeline                                                        6,124   $1,505.0       $174.0

 Costs incurred for Properties Under Contract (b)                                                               5.3

 Total Development Pipeline                                                                                  $179.3

                                                                                                               Current
 LAND HELD FOR SALE AS OF JUNE 30, 2007 ($ in millions)                                            Acres       Book Value
 ------------------------------------------------------------------------------------------------------------------------
 1.Southeast Florida                                                                                 3.1            $12.4
 2.Dallas                                                                                            2.6              2.5
                                                                                     ------------------- ----------------

 Total Land Parcels Held For Sale:                                                                   5.7            $14.9

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.


(b) The Company capitalizes related predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


 CAMDEN                                                                                                   REDEVELOPMENT SUMMARY
 ------------------------------------------------------------------------------------------------------------------------------



 (Unaudited)


 REDEVELOPMENT SUMMARY AS OF JUNE 30, 2007 ($ in millions)

                                     Homes                           Estimated/Actual Dates for
                           Total  Redeveloped    Total     Cost     Redevelopment   Redevelopment    Project      2Q07 Average
 Communities               Homes    To Date     Budget    to Date       Start        Completion   Restabilization  % Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1.Camden Breakers            288          128      $1.2      $0.3       4Q06           1Q08           2Q08                 92%
   Corpus Christi, TX
 2.Camden Canyon              200           52       2.5       0.8       1Q07           2Q08           3Q08                 95%
   Las Vegas, NV
 3.Camden Del Mar             560          181       7.9       2.9       1Q07           2Q08           3Q08                 89%
   Las Vegas, NV
 4.Camden Fairways            320          101       5.3       1.7       1Q07           2Q08           3Q08                 90%
   Henderson, NV
 5.Camden Glen Lakes          424          209       6.2       4.1       4Q06           1Q08           2Q08                 78%
   Dallas, TX
 6.Camden Providence Lakes    260          136       1.6       1.0       4Q06           1Q08           2Q08                 87%
   Brandon, FL
 7.Camden Touchstone          132           86       1.3       0.7       4Q06           1Q08           2Q08                 93%
   Charlotte, NC
 8.Camden Vanderbilt          894          251       8.2       2.4       4Q06           2Q08           3Q08                 91%
   Houston, TX
 9.Camden Westshore           278          159       1.7       1.0       4Q06           1Q08           2Q08                 84%
                          ------- ------------ --------- ---------                                                -------------
   Tampa, FL

 Total                      3,356        1,303     $35.9     $15.0                                                          88%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

  CAMDEN                                                                                           NOTES RECEIVABLE SUMMARY
  -------------------------------------------------------------------------------------------------------------------------




  (Unaudited)


  NOTES RECEIVABLE AS OF JUNE 30, 2007 ($ in thousands)

                                                                                            06/30/07 06/30/07     03/31/07
                                                                                             Total     Note        Note
   Location                                 Current Property Type Current Status             Homes    Balance    Balance
   ------------------------------------------------------------------------------------------------------------------------
   Irvine, CA                               Multifamily           Development                    290  $18,959      $18,312
   Houston, TX                              Multifamily           Development/Predevelopment     831   30,535       29,389
   College Park, MD                         Multifamily           Development                    508    7,631        7,371
                                                                                            -------- --------- ------------

   Total Notes Receivable:                                                                     1,629  $57,125      $55,072

   Weighted Average Interest Rate Recognized:                                                            11.7%        11.7%

 CAMDEN                                                                                      ACQUISITIONS & DISPOSITIONS
 -----------------------------------------------------------------------------------------------------------------------




 (Unaudited)



 2007 ACQUISITION/DISPOSITION ACTIVITY

 Acquisitions
 ------------
 1.Camden South Congress               Austin, TX                     Multifamily                   253         04/02/07
 2.Camden Royal Palms                  Tampa, FL                      Multifamily                   352         06/26/07

 TOTAL ACQUISITION VOLUME:                               $83.9 million                           605 apartment homes


 Dispositions
 ------------
 1.Camden Taravue                      St. Louis, MO                  Multifamily                   304         05/18/07
 2.Camden Downs                        Louisville, KY                 Multifamily                   254         06/14/07
 3.Camden Trace                        St. Louis, MO                  Multifamily                   372         06/21/07

 TOTAL DISPOSITION VOLUME:                               $49.9 million                           930 apartment homes

 CAMDEN                                                                                                   DEBT ANALYSIS
                                                                           (In thousands, except property data amounts)
 ----------------------------------------------------------------------------------------------------------------------


 (Unaudited)

 DEBT MATURITIES AS OF JUNE 30, 2007: (a)

                                         Future Scheduled Repayments                                  Weighted Average
                             ---------------------------------------------------       Percent        Interest Rate on
  Year                           Amortization         Maturities           Total       of Total         Maturing Debt
  -------------------------------------------  ----------------- --------------- -------------------- -----------------
  2007                                 $6,383            $56,738         $63,121                 2.4%              4.7%
  2008                                 11,694            188,879         200,573                 7.6%              4.8%
  2009                                  7,772            190,324         198,096                 7.5%              5.0%
  2010                                  7,026            445,677         452,703                17.2%              5.1%
  2011                                  4,033            244,233         248,266                 9.4%              6.5%
  2012                                  2,872            269,541         272,413                10.4%              5.7%
  2013                                  1,518            225,831         227,349                 8.6%              5.4%
  Thereafter                           45,853            558,802         604,655                23.0%              5.4%
                             ----------------  ----------------- --------------- -------------------- -----------------
          Total Maturing Debt         $87,151         $2,180,025      $2,267,176                86.2%              5.4%

  Unsecured Line of Credit                  0            364,000         364,000                13.8%              5.6%
                             ----------------  ----------------- --------------- -------------------- -----------------
                   Total Debt         $87,151         $2,544,025      $2,631,176               100.0%              5.4%

  Weighted Average Maturity of Debt                    5.3 Years (excluding line of credit)

                                                                         Weighted Average
 FLOATING vs. FIXED RATE DEBT:                  Balance       % of Total  Interest Rate
                                           ----------------------------------------------
  Floating rate debt                               $428,864        16.3%             5.5%
  Fixed rate debt                                 2,202,312        83.7%             5.4%
                                           -----------------  ---------- ----------------
       Total                                     $2,631,176       100.0%             5.4%


                                                                         Weighted Average
 SECURED vs. UNSECURED DEBT:                    Balance       % of Total  Interest Rate
                                           ----------------------------------------------
  Unsecured debt                                 $2,065,175        78.5%             5.6%
  Secured debt                                      566,001        21.5%             4.9%
                                           -----------------  ---------- ----------------
       Total                                     $2,631,176       100.0%             5.4%


                                                                         Weighted Average
 SECURED DEBT DETAIL:                           Balance       % of Total  Interest Rate
                                           ----------------------------------------------
  Coventional fixed-rate mortgage debt             $494,688        87.4%             4.8%
  Coventional floating-rate mortgage debt             6,751         1.2%             7.3%
  Tax exempt fixed rate debt                          6,449         1.1%             7.3%
  Tax exempt variable rate debt                      58,113        10.3%             4.9%
                                           -----------------  ---------- ----------------
       Total                                       $566,001       100.0%             4.9%

 REAL ESTATE ASSETS: (b)                      Total Homes     % of Total    Total Cost    % of Total
                                           --------------------------------------------------------------
  Unencumbered real estate assets                    47,055        84.4%      $4,418,682           81.3%
  Encumbered real estate assets                       8,701        15.6%       1,014,185           18.7%
                                           -----------------  ---------- ---------------- ---------------
       Total                                         55,756       100.0%      $5,432,867          100.0%

                    Ratio of unencumbered assets at cost to unsecured debt is 2.1 times
  -------------------------------------------------------------------------------------------------------


 UNCONSOLIDATED, NON-RECOURSE DEBT:
  Pro-Rata Share of Debt                           $204,480
  Weighted Average Interest Rate                        6.2%

(a)  Debt  maturities  exclude  unsecured  line  of  credit,   which  after  all
     extensions matures in January 2011.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.

 CAMDEN                                                                             DEBT COVENANT ANALYSIS
                                                                                             June 30, 2007
 ---------------------------------------------------------------------------------------------------------


 (Unaudited)


 UNSECURED LINE OF CREDIT


 Covenant (a)                                                     Required     Actual (b)     Compliance
 -----------                                                    ------------ -------------- --------------
 Total Consolidated Debt to Gross Asset Value                   <     60%               46%      Yes
                                                                -
 Secured Debt to Gross Asset Value                              <     40%               10%      Yes
                                                                -
 Consolidated EBITDA to Total Fixed Charges                     <    150%              214%      Yes
                                                                -
 Unencumbered Adjusted NOI to Unsecured Interest Expense        >    200%              263%      Yes


 SENIOR UNSECURED NOTES

 Covenant (a)                                                     Required     Actual (b)     Compliance
 -----------                                                    ------------ -------------- --------------
 Total Consolidated Debt to Total Asset Value                   <     60%               47%      Yes
                                                                -
 Total Secured Debt to Total Asset Value                        <     40%               10%      Yes
                                                                -
 Total Unencumbered Asset Value to Total Unsecured Debt         <    150%              221%      Yes
                                                                -
 Consolidated Income Available for Debt Service to Total        >    150%              258%      Yes
 Annual Service Charges


(a)  For a complete  listing  of all Debt  Covenants  related  to the  Company's
     Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

 CAMDEN                                                                                    CAPITALIZED EXPENDITURES
                                                                                              & MAINTENANCE EXPENSE
                                                                                   (In thousands, except unit data)
 ------------------------------------------------------------------------------------------------------------------



 (Unaudited)
                                                                      Second Quarter 2007 (a)
                                                -------------------------------------------------------------------
                                                              Capitalized                         Expensed
                                                ----------------------------------------  -------------------------
                                                Weighted Average
  Item                                           Useful Life (b)     Total     Per Unit     Total      Per Unit
  --------------------------------------------- ----------------------------------------  -------------------------
  Interiors
   Floor coverings                                  5.4 years           $3,040       $57        $844            $16
   Appliances                                       9.2 years              613        11         150              3
   Painting                                             -                    -         -       1,597             30
   Cabinetry/Countertops                           10.0 years              232         4           -              -
   Other                                            9.3 years              670        13         442              8
  Exteriors
   Painting                                         5.0 years            1,201        22           -              -
   Carpentry                                       10.0 years            1,043        20           -              -
   Landscaping                                      7.8 years            1,298        24       2,863             54
   Roofing                                         20.0 years              653        12          44              1
   Site Drainage                                   10.0 years              209         4           -              -
   Fencing/Stair                                   10.0 years              415         8           -              -
   Other (c)                                        8.3 years              956        18       3,901             73
  Common Areas
   Mech., Elec., Plumbing                           9.7 years            1,034        19         838             16
   Parking/Paving                                   5.0 years              531        10           -              -
   Pool/Exercise/Facility                           8.1 years            1,542        29         433              8
                                                                  ----------------------  -------------------------
                                                                       $13,437      $252     $11,112           $208

  Weighted Average Apartment Homes                                                53,424                     53,424




                                                                       Year-to-Date 2007 (a)
                                                -------------------------------------------------------------------
                                                              Capitalized                         Expensed
                                                ----------------------------------------  -------------------------
                                                Weighted Average
  Item                                           Useful Life (b)     Total     Per Unit     Total      Per Unit
  --------------------------------------------- ----------------------------------------  -------------------------
  Interiors
   Floor coverings                                  5.4 years           $5,907      $111      $1,609            $30
   Appliances                                       9.2 years            1,169        22         282              5
   Painting                                             -                    -         -       2,999             56
   Cabinetry/Countertops                           10.0 years              460         9           -              -
   Other                                            9.3 years            1,190        22         873             16
  Exteriors
   Painting                                         5.0 years            1,324        25           -              0
   Carpentry                                       10.0 years            1,640        31           -              0
   Landscaping                                      7.8 years            2,137        40       5,525            104
   Roofing                                         20.0 years            1,073        20         119              2
   Site Drainage                                   10.0 years              240         5           -              -
   Fencing/Stair                                   10.0 years              621        12           -              -
   Other (c)                                        8.3 years            1,826        34       7,831            147
  Common Areas
   Mech., Elec., Plumbing                           9.7 years            1,827        34       1,485             28
   Parking/Paving                                   5.0 years              686        13           -              -
   Pool/Exercise/Facility                           8.1 years            2,647        50         655             12
                                                                  ----------------------  -------------------------
                                                                       $22,747      $427     $21,378           $401

  Weighted Average Apartment Homes                                                53,260                     53,260



(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $638 and $932 for the three and six months months ended
     June 30, 2007. Maintenance expenses for discontinued operations were $654 and $1,348 for the same periods.

(b)  of capitalized expenses for the three months ended June 30, 2007

(c)  Includes   in   part   the   following   items:    site/building    repair,
     masonry/plaster, and general conditions


CAMDEN                                                                                       NON-GAAP FINANCIAL MEASURES
                                                                                           DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------



(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT")
currently  defines  FFO as net income  computed  in  accordance  with  generally
accepted  accounting  principles  ("GAAP"),   excluding  gains  or  losses  from
depreciable   operating  property  sales,  plus  real  estate  depreciation  and amortization,  and after adjustments for  unconsolidated  partnerships and joint ventures.  Camden's  definition  of diluted FFO also assumes  conversion  of all
dilutive  convertible  securities,   including  minority  interests,  which  are
convertible into common equity.  The Company  considers FFO to be an appropriate supplemental  measure of operating  performance  because,  by excluding gains or losses on dispositions of operating properties and excluding  depreciation,  FFO can help one  compare  the  operating  performance  of a  company's  real estate between periods or as compared to different  companies.  A reconciliation of net income to FFO is provided below:


                                                                    Three Months Ended      Six Months Ended
                                                                         June 30,               June 30,
                                                                   ---------------------   ------------------
                                                                       2007      2006        2007     2006
                                                                   ---------------------   ------------------
  Net income                                                            $42,592 $34,582     $55,629  $76,025
  Real estate depreciation and amortization from continuing
   operations                                                            38,618  38,982      76,980   73,791
  Real estate depreciation from discontinued operations                     786   1,597       2,030    3,533
  Adjustments for unconsolidated joint ventures                           1,225     764       2,311    1,545
  Income from continuing operations allocated to common units             1,048     907       1,784    1,971
  Income from discontinued operations allocated to common units           4,519     223       4,789    1,184
  Income tax expense on sale of depreciable operating properties              -       -       1,184        -
  (Gain) on sale of discontinued operations                             (30,976)(23,652)    (30,976) (51,044)
  (Gain) on sale of joint venture properties                                  -       -           -   (1,763)
                                                                   ---------------------   ------------------
     Funds from operations - diluted                                    $57,812 $53,403    $113,731 $105,242
                                                                   =====================   ==================

Weighted average number of common and
common equivalent shares outstanding:
      EPS diluted                                                        59,929  56,683      59,961   56,083
      FFO diluted                                                        62,914  60,083      62,967   59,539

 Net income per common share - diluted                                    $0.71   $0.61       $0.93    $1.36
 FFO per common share - diluted                                           $0.92   $0.89       $1.81    $1.77

Expected FFO
------------
Expected FFO is calculated in a method consistent with historical FFO, and
is  considered  an  appropriate   supplemental  measure  of  expected  operating
performance when compared to expected net income (EPS). A reconciliation  of the ranges  provided for  expected net income per diluted  share to expected FFO per diluted share is provided below:

                                                                        3Q07 Range             2007 Range
                                                                        Low       High        Low     High
                                                                   ---------------------   ------------------

Expected net income per share - diluted                                   $0.22   $0.26       $1.40    $1.50
Expected difference between EPS and fully diluted FFO shares              (0.01)  (0.01)      (0.07)   (0.07)
Expected real estate depreciation                                          0.64    0.64        2.52     2.52
Expected adjustments for unconsolidated joint ventures                     0.02    0.02        0.07     0.07
Expected income allocated to common units                                  0.02    0.02        0.15     0.15
Expected (gain) on sale of properties held in joint ventures               0.00    0.00        0.00     0.00
Expected (gain) on sale of properties and properties held for sale         0.00    0.00       (0.47)   (0.47)
                                                                   ---------------------   ------------------
Expected FFO per share - diluted                                          $0.89   $0.93       $3.60    $3.70


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                       NON-GAAP FINANCIAL MEASURES
                                                                                           DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------
Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate  supplemental  measure of operating  performance to net income because it reflects the operating  performance of our communities without allocation  of  corporate  level  property  management  overhead  or general and administrative  costs. A reconciliation of net income to net operating income is provided below:

                                                                          Three Months Ended           Six Months Ended
                                                                               June 30,                    June 30,
                                                                         --------------------         ------------------
                                                                            2007      2006              2007     2006
                                                                         --------------------         ------------------
Net income                                                                  $42,592  $34,582           $55,629  $76,025
Fee and asset management                                                     (2,420)  (3,120)           (4,806)  (5,597)
Interest and other income                                                    (1,810)  (3,611)           (3,372)  (4,364)
Income on deferred compensation plans                                        (4,835)  (2,331)           (7,141)  (2,381)
Property management expense                                                   4,800    4,966             9,528    9,192
Fee and asset management expense                                                811    3,238             2,431    4,604
General and administrative expense                                            7,912    8,036            15,966   15,450
Interest expense                                                             29,279   31,259            57,069   62,174
Depreciation and amortization                                                39,311   39,645            78,388   75,108
Amortization of deferred financing costs                                        906      909             1,819    1,950
Expense on deferred compensation plans                                        4,835    2,331             7,141    2,381
Gain on sale of properties, including land                                        -     (810)                -   (1,309)
Equity in income of joint ventures                                             (484)    (569)           (1,219)  (2,886)
Distributions on perpetual preferred units                                    1,750    1,750             3,500    3,500
Income allocated to common units and other minority interests                 1,343      959             2,130    2,074
Income tax expense                                                              316        -             1,037        -
Income tax expense on sale of depreciable operating properties                    -        -             1,184        -
Income from discontinued operations                                          (2,341)  (3,057)           (4,472)  (6,680)
Gain on sale of discontinued operations                                     (30,976) (23,652)          (30,976) (51,044)
Income from discontinued operations allocated to common units                 4,519      223             4,789    1,184
                                                                         --------------------         ------------------
   Net Operating Income (NOI)                                               $95,508  $90,748          $188,625 $179,381

"Same Property" Communities                                                 $79,567  $75,122          $157,488 $148,902
Non-"Same Property" Communities                                               7,404    4,291            15,339    9,156
Development and Lease-Up Communities                                          2,327      734             4,104    1,045
Redevelopment Communities                                                     5,558    5,803            10,477   10,749
Dispositions / Other                                                            652    4,798             1,217    9,529
                                                                         --------------------         ------------------
  Net Operating Income (NOI)                                                $95,508  $90,748          $188,625 $179,381


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization,  including net operating income from discontinued
operations,  excluding equity in income of joint ventures,  gain on sale of real estate assets, and income allocated to minority interests. The Company considers
EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.  A reconciliation of net income to EBITDA is provided below:

                                                                          Three Months Ended           Six Months Ended
                                                                               June 30,                    June 30,
                                                                         --------------------         ------------------
                                                                            2007      2006              2007     2006
                                                                         --------------------         ------------------
Net income                                                                  $42,592  $34,582           $55,629  $76,025
Interest expense                                                             29,397   31,380            57,305   62,416
Amortization of deferred financing costs                                        906      909             1,819    1,950
Depreciation and amortization                                                39,311   39,645            78,388   75,108
Distributions on perpetual preferred units                                    1,750    1,750             3,500    3,500
Income allocated to common units and other minority interests                 1,343      959             2,130    2,074
Income tax expense                                                              316        -             1,037        -
Income tax expense on sale of depreciable operating properties                    -        -             1,184        -
Real estate depreciation from discontinued operations                           786    1,597             2,030    3,533
Gain on sale of properties, including land                                        -     (810)                -   (1,309)
Equity in income of joint ventures                                             (484)    (569)           (1,219)  (2,886)
Gain on sale of discontinued operations                                     (30,976) (23,652)          (30,976) (51,044)
Income from discontinued operations allocated to common units                 4,519      223             4,789    1,184
                                                                         --------------------         ------------------
 EBITDA                                                                     $89,460  $86,014          $175,616 $170,551

 CAMDEN                                                                                                       OTHER DATA
------------------------------------------------------------------------------------------------------------------------



 (Unaudited)

 Stock Symbol:                             CPT

 Exchange Traded:                          NYSE

 Senior Unsecured Debt Ratings:                                    Rating      Outlook
                                                                 ----------- -----------
                                           Standard & Poors             BBB+      Stable
                                           Fitch                        BBB+      Stable
                                           Moody's                      Baa2    Positive


 Estimated Future Dates:                                           Q3 '07      Q4 '07     Q1 '08       Q2 '08
                                                                 ----------- ----------- --------- --------------
  Earnings release & conference call                              Early Nov   Early Feb  Early May   Early Aug

 Dividend Information - Common Shares:                             Q1 '07      Q2 '07
                                                                 ----------- -----------
  Declaration Date                                                  03/15/07    06/15/07
  Record Date                                                       03/30/07    06/29/07
  Payment Date                                                      04/17/07    07/17/07
  Distributions Per Share                                              $0.69       $0.69


 Investor Relations Data:

  Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
       Supplemental Data upon request.

  For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
       1-800-9CAMDEN or (713) 354-2787.

  To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

  For questions contact:

       Richard J. Campo                                       Chairman & Chief Executive Officer
       D. Keith Oden                                          President & Chief Operating Officer
       Dennis M. Steen                                        Chief Financial Officer
       Kimberly A. Callahan                                   Vice President- Investor Relations & Asset Management

 CAMDEN                                                                                                           COMMUNITY TABLE
                                                                                              Community Statistics as of 06/30/07
 --------------------------------------------------------------------------------------------------------------------------------


 (Unaudited)                                                                                                      2Q07 Avg
                                                                                                            Market Rental Rates
                                                               Year Placed  Average  Apartment  2Q07 Avg   ----------------------
 Community Name                           City          State  in Service    Size     Homes     Occupancy  Per Home   Per Sq. Ft.
 --------------------------------------------------------------------------------------------------------------------------------

  Camden Copper Square                    Phoenix       AZ            2000      786       332         95%       854          1.09
  Camden Fountain Palms (1)               Peoria        AZ       1986/1996    1,050       192         94%       806          0.77
  Camden Legacy                           Scottsdale    AZ            1996    1,067       428         91%     1,044          0.98
  Camden Pecos Ranch (1)                  Chandler      AZ            2001      924       272         96%       877          0.95
  Camden San Paloma                       Scottsdale    AZ       1993/1994    1,042       324         94%     1,079          1.04
  Camden Sierra (1)                       Peoria        AZ            1997      925       288         95%       780          0.84
  Camden Towne Center (1)                 Glendale      AZ            1998      871       240         94%       817          0.94
  Camden Vista Valley                     Mesa          AZ            1986      923       357         96%       741          0.80
 ================================================================================================================================
         TOTAL ARIZONA                                8 Properties              951     2,433         94%       887          0.93

  Camden Crown Valley                     Mission Viejo CA            2001    1,009       380         96%     1,631          1.62
  Camden Harbor View                      Long Beach    CA            2004      976       538         93%     2,046          2.10
  Camden Martinique                       Costa Mesa    CA            1986      795       714         90%     1,345          1.69
  Camden Parkside (1)                     Fullerton     CA            1972      836       421         96%     1,274          1.52
  Camden Sea Palms                        Costa Mesa    CA            1990      891       138         95%     1,555          1.75
                                          ---------------------------------------------------------------------------------------
         Total Los Angeles/Orange County              5 Properties              890     2,191         93%     1,566          1.76

 Camden Old Creek (2)                     San Marcos    CA            2007    1,036       350   Lease-up      1,565          1.51
 Camden Sierra at Otay Ranch              Chula Vista   CA            2003      962       422         95%     1,483          1.54
 Camden Tuscany                           San Diego     CA            2003      891       160         94%     1,951          2.19
 Camden Vineyards                         Murrieta      CA            2002    1,053       264         89%     1,329          1.26
                                          ---------------------------------------------------------------------------------------
         Total San Diego/Inland Empire                4 Properties              994     1,196         93%     1,536          1.54

 ================================================================================================================================
         TOTAL CALIFORNIA                             9 Properties              927     3,387         93%     1,555          1.68

  Camden Arbors                           Westminster   CO            1986      792       358         95%       691          0.87
  Camden Caley                            Englewood     CO            2000      925       218         97%       825          0.89
  Camden Centennial                       Littleton     CO            1985      744       276         94%       670          0.90
  Camden Denver West (1)                  Golden        CO            1997    1,015       320         96%       990          0.98
  Camden Highlands Ridge                  Highlands     CO
                                           Ranch                      1996    1,149       342         97%     1,022          0.89
  Camden Interlocken                      Broomfield    CO            1999    1,022       340         97%     1,029          1.01
  Camden Lakeway                          Littleton     CO            1997      932       451         97%       874          0.94
  Camden Pinnacle (3)                     Westminster   CO            1985      748       224         93%       623          0.83
 ================================================================================================================================
          TOTAL COLORADO                              8 Properties              927     2,529         96%       855          0.92

  Camden Ashburn Farms                    Ashburn       VA            2000    1,061       162         98%     1,312          1.24
  Camden Clearbrook                       Frederick     MD            2007    1,049       297         96%     1,224          1.17
  Camden Fair Lakes                       Fairfax       VA            1999      996       530         96%     1,488          1.49
  Camden Fairfax Corner                   Fairfax       VA            2006      934       488         97%     1,561          1.67
  Camden Fallsgrove                       Rockville     MD            2004      996       268         96%     1,530          1.54
  Camden Grand Parc                       Washington    DC            2002      904       105         98%     2,152          2.38
  Camden Lansdowne                        Leesburg      VA            2002    1,006       690         95%     1,311          1.30
  Camden Largo Town Center                Largo         MD       2000/2007    1,028       245         94%     1,583          1.54
  Camden Roosevelt                        Washington    DC            2003      856       198         98%     2,096          2.45
  Camden Russett                          Laurel        MD            2000    1,025       426         94%     1,298          1.27
  Camden Silo Creek                       Washington    DC            2004      971       284         96%     1,287          1.33
  Camden Westwind (2)                     Ashburn       VA            2006    1,036       464   Lease-up      1,319          1.27
 ================================================================================================================================
          TOTAL DC METRO                             12 Properties              995     4,157         96%     1,443          1.45

  Camden Aventura                         Aventura      FL            1995    1,106       379         94%     1,433          1.30
  Camden Brickell                         Miami         FL            2003      937       405         96%     1,493          1.27
  Camden Doral                            Miami         FL            1999    1,172       260         96%     1,558          1.24
  Camden Doral Villas                     Miami         FL            2000    1,253       232         95%     1,654          1.59
  Camden Las Olas                         Ft.           FL
                                           Lauderdale                 2004    1,043       420         94%     1,368          1.19
  Camden Plantation                       Plantation    FL            1997    1,152       502         96%     1,332          1.02
  Camden Portofino                        Pembroke      FL
                                           Pines                      1995    1,307       322         97%     1,499          1.60
                                          ---------------------------------------------------------------------------------------
          Total Southeast Florida                     7 Properties            1,124     2,520         95%     1,453          1.29

  Camden Club                             Longwood      FL            1986    1,077       436         92%       941          0.87
  Camden Hunter's Creek                   Orlando       FL            2000    1,082       270         93%     1,001          0.93
  Camden Lago Vista                       Orlando       FL            2005      954       366         94%       997          1.05
  Camden Landings                         Orlando       FL            1983      748       220         93%       770          1.03
  Camden Lee Vista                        Orlando       FL            2000      937       492         95%       888          0.95
  Camden Renaissance                      Altamonte     FL
                                           Springs               1996/1998      899       578         92%       907          1.01
  Camden Reserve                          Orlando       FL       1990/1991      824       526         94%       826          1.00
  Camden World Gateway                    Orlando       FL            2000      979       408         95%     1,022          1.04
                                          ---------------------------------------------------------------------------------------
         Total Orlando                                8 Properties              937     3,296         93%       919          0.98

  Camden Bay                              Tampa         FL       1997/2001      943       760         95%       885          0.94
  Camden Bay Pointe                       Tampa         FL            1984      771       368         95%       756          0.98
  Camden Bayside                          Tampa         FL       1987/1989      748       832         95%       796          1.06
  Camden Citrus Park                      Tampa         FL            1985      704       247         96%       734          1.04
  Camden Isles (3)                        Tampa         FL       1983/1985      722       484         92%       715          0.99
  Camden Lakes                            St.           FL
                                           Petersburg            1982/1983      728       688         94%       744          1.02
  Camden Lakeside                         Brandon       FL            1986      728       228         95%       790          1.08
  Camden Live Oaks                        Tampa         FL            1990    1,093       770         94%       814          0.74
  Camden Preserve                         Tampa         FL            1996      942       276         93%     1,147          1.22
  Camden Providence Lakes (4)             Brandon       FL            1996    1,024       260         87%       930          0.91
  Camden Royal Palms                      Brandon       FL            2006    1,017       352         86%       891          0.88
  Camden Westshore (4)                    Tampa         FL            1986      728       278         84%       853          1.17
  Camden Woods                            Tampa         FL            1986    1,223       444         95%       880          0.72
                                          ---------------------------------------------------------------------------------------
         Total Tampa/St. Petersburg                  13 Properties              883     5,987         94%       828          0.94

 ================================================================================================================================
         TOTAL FLORIDA                               28 Properties              949    11,803         94%       987          1.04

  Camden Brookwood                        Atlanta       GA            2002      906       359         94%       993          1.10
  Camden Dunwoody                         Atlanta       GA            1997    1,007       324         97%       926          0.92
  Camden Deerfield                        Alpharetta    GA            2000    1,187       292         96%       926          0.78
  Camden Midtown Atlanta                  Atlanta       GA            2001      953       296         93%     1,030          1.08
  Camden River                            Duluth        GA            1997    1,103       352         96%       872          0.79
  Camden Peachtree City                   Peachtree     GA
                                           City                       2001    1,026       399         95%       852          0.83
  Camden Shiloh                           Kennesaw      GA       1999/2002    1,151       232         94%       850          0.74
  Camden St. Clair                        Atlanta       GA            1997      969       336         96%       942          0.97
  Camden Stockbridge                      Stockbridge   GA            2003    1,009       304         94%       769          0.76
  Camden Sweetwater                       Lawrenceville GA            2000    1,151       308         95%       826          0.72
 ================================================================================================================================
         TOTAL GEORGIA                               10 Properties            1,041     3,202         95%       900          0.86

  Camden Brookside (1)                    Louisville    KY            1987      732       224         97%       619          0.85
  Camden Meadows (1)                      Louisville    KY       1987/1990      746       400         96%       646          0.87
  Camden Oxmoor (1)                       Louisville    KY            2000      903       432         97%       771          0.85
  Camden Prospect Park (1)                Louisville    KY            1990      916       138         97%       711          0.78
 ================================================================================================================================
         TOTAL KENTUCKY                               4 Properties              820     1,194         97%       694          0.85

  Camden Passage (1)                      Kansas City   MO       1989/1997      832       596         95%       673          0.81
                                          ---------------------------------------------------------------------------------------
         Total Kansas City                            1 Property                832       596         95%       673          0.81

  Camden Cedar Lakes (1)                  Lake St.      MO
                                           Louis                      1986      852       420         96%       649          0.76
  Camden Cove West (1)                    Creve Coeur   MO            1990      828       276         98%       827          1.00
  Camden Cross Creek (1)                  St. Louis     MO       1973/1980      947       591         96%       741          0.78
  Camden Westchase (1)                    St. Louis     MO            1986      945       160         98%       813          0.86
                                          ---------------------------------------------------------------------------------------
         Total St. Louis                              4 Properties              896     1,447         96%       739          0.82

 ================================================================================================================================
         TOTAL MISSOURI                               5 Properties              878     2,043         96%       720          0.82

  Camden Bel Air                          Las Vegas     NV       1988/1995      943       528         95%       895          0.95
  Camden Breeze                           Las Vegas     NV            1989      846       320         97%       848          1.00
  Camden Canyon (4)                       Las Vegas     NV            1995      987       200         95%       948          0.96
  Camden Commons                          Henderson     NV            1988      936       376         96%       908          0.97
  Camden Cove                             Las Vegas     NV            1990      898       124         96%       858          0.96
  Camden Del Mar (4)                      Las Vegas     NV            1995      986       560         89%     1,017          1.03
  Camden Fairways (4)                     Henderson     NV            1989      896       320         90%       959          1.07
  Camden Hills                            Las Vegas     NV            1991      579       184         96%       643          1.11
  Camden Legends                          Henderson     NV            1994      792       113         97%       892          1.13
  Camden Palisades                        Las Vegas     NV            1991      905       624         96%       914          1.01
  Camden Pines (1)                        Las Vegas     NV            1997    1,005       315         97%       935          0.93
  Camden Pointe                           Las Vegas     NV            1996      985       252         98%       909          0.92
  Camden Summit (1)                       Henderson     NV            1995    1,187       234         97%     1,216          1.02
  Camden Tiara (1)                        Las Vegas     NV            1996    1,043       400         96%       982          0.94
  Camden Vintage                          Las Vegas     NV            1994      978       368         94%       861          0.88
  Oasis Bay (1)                           Las Vegas     NV            1990      876       128         99%       849          0.97
  Oasis Crossing (1)                      Las Vegas     NV            1996      983        72         95%       888          0.90
  Oasis Emerald (1)                       Las Vegas     NV            1988      873       132         95%       779          0.89
  Oasis Gateway (1)                       Las Vegas     NV            1997    1,146       360         95%       964          0.84
  Oasis Island (1)                        Las Vegas     NV            1990      901       118         95%       767          0.85
  Oasis Landing (1)                       Las Vegas     NV            1990      938       144         94%       826          0.88
  Oasis Meadows (1)                       Las Vegas     NV            1996    1,031       383         97%       885          0.86
  Oasis Palms (1)                         Las Vegas     NV            1989      880       208         94%       815          0.93
  Oasis Pearl (1)                         Las Vegas     NV            1989      930        90         96%       783          0.84
  Oasis Place (1)                         Las Vegas     NV            1992      440       240         96%       591          1.34
  Oasis Ridge (1)                         Las Vegas     NV            1984      391       477         92%       545          1.39
  Oasis Sands                             Las Vegas     NV            1994    1,125        48         94%       886          0.79
  Oasis Sierra (1)                        Las Vegas     NV            1998      922       208         94%       925          1.00
  Oasis Springs (1)                       Las Vegas     NV            1988      838       304         92%       746          0.89
  Oasis Vinings (1)                       Las Vegas     NV            1994    1,152       234         94%       872          0.76
 ================================================================================================================================
         TOTAL NEVADA                                30 Properties              908     8,064         95%       873          0.96

  Camden Ballantyne                       Charlotte     NC            1998    1,053       400         96%       864          0.82
  Camden Cotton Mills                     Charlotte     NC            2002      906       180         98%     1,252          1.38
  Camden Dilworth                         Charlotte     NC            2006      857       145         97%     1,229          1.44
  Camden Eastchase (3)                    Charlotte     NC            1986      698       220         96%       560          0.80
  Camden Fairview                         Charlotte     NC            1983    1,036       135         96%       797          0.77
  Camden Forest                           Charlotte     NC            1989      703       208         93%       618          0.88
  Camden Foxcroft                         Charlotte     NC            1979      940       156         95%       713          0.76
  Camden Grandview                        Charlotte     NC            2000    1,145       266         95%     1,346          1.18
  Camden Habersham                        Charlotte     NC            1986      773       240         97%       650          0.84
  Camden Park Commons                     Charlotte     NC            1997      859       232         94%       712          0.83
  Camden Pinehurst                        Charlotte     NC            1967    1,147       407         97%       774          0.67
  Camden Sedgebrook                       Charlotte     NC            1999    1,017       368         96%       813          0.80
  Camden Simsbury                         Charlotte     NC            1985      874       100         95%       743          0.85
  Camden South End Square                 Charlotte     NC            2003      883       299         96%     1,115          1.26
  Camden Stonecrest                       Charlotte     NC            2001    1,169       306         96%       940          0.80
  Camden Timber Creek (3)                 Charlotte     NC            1984      706       352         93%       583          0.83
  Camden Touchstone (4)                   Charlotte     NC            1986      899       132         93%       721          0.80
                                          ---------------------------------------------------------------------------------------
         Total Charlotte                             17 Properties              941     4,146         96%       846          0.90

  Camden Glen (3)                         Greensboro    NC            1980      662       304         93%       564          0.85
  Camden Wendover (3)                     Greensboro    NC            1985      795       216         93%       621          0.78
                                          ---------------------------------------------------------------------------------------
         Total Greensboro                             2 Properties              717       520         93%       588          0.82

  Camden Crest                            Raleigh       NC            2001    1,129       438         94%       773          0.69
  Camden Governor's Village               Chapel Hill   NC            1999    1,134       242         96%       835          0.74
  Camden Lake Pine                        Apex          NC            1999    1,075       446         95%       790          0.73
  Camden Manor Park (2)                   Raleigh       NC            2006      966       484   Lease-up        840          0.87
  Camden Overlook                         Raleigh       NC            2001    1,056       320         94%       886          0.84
  Camden Reunion Park                     Apex          NC       2000/2004      972       420         95%       655          0.67
  Camden Westwood                         Morrisville   NC            1999    1,112       354         96%       753          0.68
                                          ---------------------------------------------------------------------------------------
         Total Raleigh                                7 Properties            1,056     2,704         95%       786          0.74

 ================================================================================================================================
         TOTAL NORTH CAROLINA                        26 Properties              967     7,370         95%       806          0.83

  Camden Valleybrook                      Chadds Ford   PA            2002      992       352         96%     1,287          1.30
 ================================================================================================================================
         TOTAL PENNSYLVANIA                           1 Property                992       352         96%     1,287          1.30

  Camden Briar Oaks                       Austin        TX            1980      711       430         93%       597          0.84
  Camden Gaines Ranch                     Austin        TX            1997      955       390         94%       981          1.03
  Camden Huntingdon                       Austin        TX            1995      903       398         96%       743          0.82
  Camden Laurel Ridge                     Austin        TX            1986      702       183         94%       610          0.87
  Camden Ridgecrest                       Austin        TX            1995      851       284         96%       614          0.72
  Camden Ridgeview (3)                    Austin        TX            1984      859       167         98%       665          0.78
  Camden South Congress                   Austin        TX            2001      975       253         92%     1,407          1.44
  Camden Stoneleigh                       Austin        TX            2001      908       390         95%       832          0.92
  Camden Woodview                         Austin        TX            1984      644       283         95%       625          0.97
                                          ---------------------------------------------------------------------------------------
         Total Austin                                 9 Properties              840     2,778         95%       788          0.94

  Camden Breakers (4)                     Corpus        TX
                                           Christi                    1996      868       288         92%       841          0.97
  Camden Copper Ridge                     Corpus        TX
                                           Christi                    1986      775       344         92%       637          0.82
  Camden Miramar (5)                      Corpus        TX
                                           Christi               1994-2004      468       778         67%       832          1.78
                                          ---------------------------------------------------------------------------------------
         Total Corpus Christi                         3 Properties              625     1,410         92%       786          1.26

  Camden Addison (1)                      Addison       TX            1996      942       456         97%       804          0.85
  Camden Buckingham                       Richardson    TX            1997      919       464         96%       788          0.86
  Camden Centreport                       Ft. Worth     TX            1997      910       268         96%       768          0.84
  Camden Cimarron                         Irving        TX            1992      772       286         97%       758          0.98
  Camden Farmers Market                   Dallas        TX       2001/2005      933       904         96%       929          1.00
  Camden Gardens                          Dallas        TX            1983      652       256         95%       540          0.83
  Camden Glen Lakes (4)                   Dallas        TX            1979      877       424         78%       725          0.83
  Camden Lakeview                         Irving        TX            1985      853       476         94%       613          0.72
  Camden Legacy Creek                     Plano         TX            1995      831       240         97%       797          0.96
  Camden Legacy Park                      Plano         TX            1996      871       276         96%       823          0.95
  Camden Oasis                            Euless        TX            1986      548       602         91%       544          0.99
  Camden Place                            Mesquite      TX            1984      772       442         94%       581          0.75
  Camden Ridge (3)                        Ft. Worth     TX            1985      829       208         92%       603          0.73
  Camden Springs                          Dallas        TX            1987      713       304         94%       566          0.79
  Camden Terrace (3)                      Ft. Worth     TX            1984      848       340         93%       593          0.70
  Camden Towne Village                    Mesquite      TX            1983      735       188         94%       607          0.83
  Camden Valley Creek                     Irving        TX            1984      855       380         94%       635          0.74
  Camden Valley Park                      Irving        TX            1986      743       516         94%       620          0.83
  Camden Valley Ridge                     Irving        TX            1987      773       408         93%       577          0.75
  Camden Westview                         Lewisville    TX            1983      697       335         95%       585          0.84
                                          ---------------------------------------------------------------------------------------
         Total Dallas/Ft. Worth                      20 Properties              810     7,773         95%       687          0.85

  Camden Baytown                          Baytown       TX            1999      844       272         96%       799          0.95
  Camden Creek                            Houston       TX            1984      639       456         91%       586          0.92
  Camden Greenway                         Houston       TX            1999      861       756         98%       974          1.13
  Camden Holly Springs (1)                Houston       TX            1999      934       548         94%       896          0.96
  Camden Midtown                          Houston       TX            1999      843       337         97%     1,124          1.33
  Camden Oak Crest                        Houston       TX            2003      870       364         96%       821          0.94
  Camden Park (1)                         Houston       TX            1995      866       288         97%       780          0.90
  Camden Royal Oaks (2)                   Houston       TX            2006      923       236   Lease-up      1,072          1.16
  Camden Steeplechase                     Houston       TX            1982      748       290         93%       632          0.85
  Camden Stonebridge                      Houston       TX            1993      845       204         98%       775          0.92
  Camden Sugar Grove (1)                  Stafford      TX            1997      917       380         96%       867          0.94
  Camden Vanderbilt (4)                   Houston       TX       1996/1997      863       894         91%     1,061          1.23
  Camden West Oaks                        Houston       TX            1982      726       671         93%       576          0.79
                                          ---------------------------------------------------------------------------------------
         Total Houston                               13 Properties              833     5,696         95%       856          1.03

 ================================================================================================================================
         TOTAL TEXAS                                 45 Properties              807    17,657         95%       765          0.95

 ================================================================================================================================
         TOTAL PROPERTIES                           186 Properties              908    64,191         95%       925          1.02
 ================================================================================================================================

 (1) Communities owned through investment in joint venture.
 (2) Completed communities in lease-up as of June 30, 2007 are excluded from total occupancy numbers.
 (3) Communities held for sale as of June 30, 2007.
 (4) Communities under redevelopment as of June 30, 2007 are excluded from total occupancy numbers.
 (5) Miramar is a student housing community which is excluded from total occupancy numbers.